              As filed with the Securities and Exchange Commission
                              on December 5, 2001

--------------------------------------------------------------------------------

                                                    Registration No. 333-_______

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

     |_| Pre-Effective Amendment No. __ |_| Post-Effective Amendment No. __

              CREDIT SUISSE WARBURG PINCUS JAPAN GROWTH FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (212) 875-3000

                              466 Lexington Avenue
                          New York, New York 10017-3147

               (Address of Principal Executive Offices) (Zip code)

                                Hal Liebes, Esq.
              Credit Suisse Warburg Pincus Japan Growth Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3147


                                 with copies to:

                             Rose F. DiMartino, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                          New York, New York 10019-6099

Approximate date of public offering: Registrant proposes that the Registration Statement become effective January 5, 2002 pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Shares of common stock, $.001 par value per share.

Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith in reliance upon Section 24(f).


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                                   CONTENTS OF
                             REGISTRATION STATEMENT

This Registration Statement contains the following pages and documents:

            Front Cover

            Contents Page

            Letter to Shareholders

            Notice of Special Meeting

            Part A - Prospectus/Proxy Statement

            Part B - Statement of Additional Information

            Part C - Other Information

            Signature Page

            Exhibits





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                    CREDIT SUISSE JAPAN SMALL CAP FUND, INC.

                             YOUR VOTE IS IMPORTANT

Dear Shareholder:

       We are pleased to invite you to attend a Special Meeting (the "Special Meeting") of the shareholders of Credit Suisse Japan Small Cap Fund, Inc. (the "Acquired Fund"). The Board of Directors of the Acquired Fund has recently reviewed and unanimously endorsed a proposal for the Acquired Fund to be acquired by Credit Suisse Japan Growth Fund, Inc. (the "Acquiring Fund"). The Acquiring Fund is another similar fund managed by your Fund's investment adviser, Credit Suisse Asset Management, LLC ("CSAM"). Under the terms of the proposal, the Acquiring Fund would acquire all of the assets and liabilities of the Acquired Fund. You are being asked to approve an Agreement and Plan of Reorganization (the "Plan") pursuant to which the acquisition of the Acquired Fund by the Acquiring Fund (the "Acquisition") would be effected.

       The Acquired Fund's Board of Directors and CSAM believe that the Acquisition is in the best interests of the Acquired Fund and its shareholders.

       As disclosed in the attached prospectus/proxy statement, the Acquisition is not expected to result in any material changes to the investment objective or operations of the Acquired Fund. However, the Acquisition will result in a change to the Acquired Fund's stated investment policy of investing primarily in small Japanese companies, since the Acquiring Fund may invest in Japanese companies of any size. In addition, the Acquired Fund has certain different investment limitations as compared to the Acquiring Fund. CSAM is the investment adviser for each of the Funds, and both Funds have the same co-administrators, custodian, transfer agent, independent accountant and counsel. The closing of the Acquisition (the "Closing Date") is expected to be on or about April __, 2002.

       If shareholders of the Acquired Fund approve the Plan, the Acquired Fund will be liquidated upon consummation of the Acquisition and subsequently dissolved. Upon consummation of the Acquisition, you will become a shareholder of the Acquiring Fund, having received shares of the Acquiring Fund's Common Class shares with an aggregate net asset value equal to the aggregate net asset value of your investment in the Acquired Fund immediately prior to the Acquisition. No sales or other charges will be imposed in connection with the Acquisition. The Acquisition will, in the opinion of counsel, be free from federal income taxes to you, the Acquired Fund and the Acquiring Fund. CSAM or its affiliates will bear all expenses incurred in connection with the Acquisition.

       The Special Meeting will be held on March 19, 2002 to consider the Acquisition. We strongly invite your participation by asking you to review, complete and return your proxy promptly.

       Detailed information about the proposal is described in the attached prospectus/proxy statement. THE BOARD OF DIRECTORS OF THE ACQUIRED FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL. On behalf of the Board of Directors, I thank you for your participation as a shareholder and urge

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you to please exercise your right to vote by completing, dating and signing the enclosed proxy card(s). A self-addressed, postage-paid envelope has been enclosed for your convenience; if you prefer, you can fax the proxy card to D.F. King & Co, Inc., the Acquired Fund's proxy solicitor, Attn.: Dominic F. Maurillo, at (212) 269-2796. We also encourage you to vote by telephone or through the Internet. Proxies may be voted by telephone Monday through Saturday by calling 1-(800) 714-3312 between the hours of 9:00 a.m. and 10:00 p.m. (Eastern time) or through the Internet using the Internet address located on your proxy card.

       Voting by fax, telephone or through the Internet will reduce the time and costs associated with the proxy solicitation. When the Acquired Fund records proxies by telephone or through the Internet, it will use procedures designed to
(i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder. We have been advised that Internet voting procedures that have been made available to you are consistent with the requirements of applicable law.

       Whichever voting method you choose, please read the full text of the prospectus/proxy statement before you vote.

       If you have any questions regarding the proposed Acquisition, please feel free to call D.F. King & Co., Inc. at 1-800-714-3314 who will be pleased to assist you.

       IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

Sincerely,

/s/ Hal Liebes
    ----------

Secretary

January__, 2002

                                        2
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                                                                 January__, 2002

                    CREDIT SUISSE JAPAN SMALL CAP FUND, INC.

                      IMPORTANT NEWS FOR FUND SHAREHOLDERS

       While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement, here is a brief overview of the proposal you are being asked to vote on.

                          Q & A: QUESTIONS AND ANSWERS

Q:     WHAT IS HAPPENING?

A: CSAM is proposing to combine the assets of Credit Suisse Japan Small Cap Fund, Inc. (the "Acquired Fund") with Credit Suisse Japan Growth Fund, Inc. (the "Acquiring Fund"), with the Acquiring Fund surviving the acquisition.

       You are being asked to vote on an Agreement and Plan of Reorganization (the "Plan") for the assets and liabilities of the Acquired Fund to be acquired by the Acquiring Fund in a tax-free exchange of shares
       (the "Acquisition"). If the Plan is approved and the Acquisition consummated, you would no longer be a shareholder of the Acquired Fund, but would become a shareholder of the Acquiring Fund.

Q:     WHAT ARE THE DIFFERENCES BETWEEN THE ACQUIRED FUND AND THE ACQUIRING
       FUND?

A: The Acquisition is not expected to result in any material changes to the investment objective or operations of the Acquired Fund. However, while the Acquiring Fund has a policy of investing, under normal conditions, a minimum of 65% of its assets in equity securities of Japanese companies, the Acquired Fund has a policy of investing, under normal market conditions, a minimum of 65% of its assets in equity securities of small Japanese companies. In addition, the Acquired Fund has certain different investment limitations as compared to the Acquiring Fund. The Acquiring Fund has the same investment adviser, custodian, transfer agent, independent accountant, co-administrators and distributor as the Acquired Fund.

Q:     WHAT WILL HAPPEN TO FUND EXPENSES?

A: The Acquisition will result in lower gross annual operating expenses for former Acquired Fund shareholders. In addition, because of expense caps on Common Class shares of the Acquiring Fund, the net annual operating expenses for the Acquired Fund shareholders will not increase as a result of the Acquisition. For the fiscal year ended October 31, 2001 the Acquired Fund's Common and Advisor shares had total net annual expenses of 1.75% and 2.00%, respectively, of

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       average daily net assets. The pro forma expense ratio of the Acquiring
       Fund's Common shares is estimated to be approximately 1.75% of average daily net assets after giving effect to the Acquisition. Please see the enclosed Prospectus/Proxy Statement for information on the comparative fees and expenses (including pro forma expenses) of the Funds.

Q:     WHAT ARE THE BENEFITS OF THE TRANSACTION?

A: The Board members of the Acquired Fund believe that you may benefit from the proposed Acquisition, in part, because it will result in a single larger fund with a potentially lower expense ratio. In addition, by in effect eliminating the focus on small Japanese companies, the transaction will expand the universe of available investments, with the potential for increased return. Moreover, the Acquisition will eliminate confusion in the marketplace associated with there being two Japanese oriented funds managed by the same investment adviser. The proposed Acquisition may result in efficiencies due to a larger asset base. The following pages give you additional information on the proposed Acquisition on which you are being asked to vote.

Q:     WILL I INCUR TAXES AS A RESULT OF THE TRANSACTION?

A: The Acquisition is expected to be a tax-free event. Generally, shareholders of the Acquired Fund will not incur capital gains or losses on the conversion from the Acquired Fund to the Acquiring Fund. Shareholders will incur capital gains or losses if they sell their shares in the Acquired Fund before the Acquisition becomes effective or sell (or exchange) their Acquiring Fund shares after the Acquisition becomes effective. Shareholders will also be responsible for tax obligations associated with periodic dividend and capital gains distributions that occur prior to and after the Acquisition. The Acquired Fund will pay a dividend of any undistributed net investment income and capital gains, which may be substantial, immediately prior to the closing date. Please note that retirement accounts are exempt from such tax consequences.

Q:     WHAT HAPPENS IF THE PLAN IS NOT APPROVED?

A: In the event the Plan is not approved, you will continue to be a shareholder of the Acquired Fund and the Board will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

Q:     HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A: AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF THE ACQUIRED FUND, INCLUDING THOSE DIRECTORS WHO ARE NOT AFFILIATED WITH THE ACQUIRED FUND OR CSAM, RECOMMEND THAT YOU VOTE FOR THE PROPOSAL.

Q:     WHOM DO I CALL FOR MORE INFORMATION?

A: Please call D.F. King & Co., Inc., the Acquired Fund's proxy solicitor, at 1-800-714-3314.

Q:     HOW CAN I VOTE MY SHARES?

A:     Please choose one of the following options to vote your shares:

            -  By mail, with the enclosed proxy card;

            - By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to D.F. King & Co., Inc., the Acquired Fund's proxy solicitor, at 1-800-714-3312;

            -  By faxing the enclosed proxy card to D.F. King & Co., Inc. Attn:
               Dominic F. Maurillo, at 212-269-2796;

            - Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

            -  In person at the Special Meeting.

Q:     WILL THE ACQUIRED FUND PAY FOR THIS PROXY SOLICITATION?

A:     No. CSAM or its affiliates will bear these costs.

                                        3
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                    CREDIT SUISSE JAPAN SMALL CAP FUND, INC.
                              466 LEXINGTON AVENUE
                          NEW YORK, NEW YORK 10017-3147

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          To Be Held on March 19, 2002

       Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of Credit Suisse Japan Small Cap Fund, Inc. (the "Acquired Fund") will be held at the offices of the Acquired Fund, 466 Lexington Avenue, __th Floor, New York, New York 10017-3147 on March 19, 2002, commencing at [10:00 a.m.] for the following purposes:

  1. To approve the Agreement and Plan of Reorganization (the "Plan") providing that (i) the Acquired Fund would transfer to Credit Suisse Warburg Pincus Japan Growth Fund, Inc. (the "Acquiring Fund"), all of the Acquired Fund's assets in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund's liabilities,
       (ii) such shares of the Acquiring Fund would be distributed to shareholders of the Acquired Fund in liquidation of the Acquired Fund, and (iii) the Acquired Fund would subsequently be dissolved;

  2. To transact such other business as may properly come before the Special Meeting or any adjournment or adjournments thereof.

       THE BOARD OF DIRECTORS OF THE ACQUIRED FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE PLAN.

       The Board of Directors of the Acquired Fund has fixed the close of business on January 11, 2002 as the record date for the determination of shareholders of the Acquired Fund entitled to notice of and to vote at the Special Meeting and any adjournment or adjournments thereof. As a convenience to shareholders, you can now vote in any one of five ways:

-  By mail, with the enclosed proxy card(s);

- By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free telephone number appears on your proxy card, to D.F. King & Co., Inc., the Acquired Fund's proxy solicitor, at 1-800-714-3312;

- By faxing the enclosed proxy card to D.F. King & Co., Inc., Attn: Dominic F. Maurillo, at 212-269-2796;

- Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

-  In person at the Special Meeting.

       If you have any questions regarding the proposals, please feel free to call D.F. King & Co., Inc. at 1-800-714-3314.

                              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.


SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE URGED TO (A) SIGN AND RETURN WITHOUT DELAY THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, (B) VOTE BY TELEPHONE WITH A TOLL-FREE CALL TO (800) 207-3158, (C) VOTE THROUGH THE INTERNET USING THE ADDRESS LOCATED ON THE PROXY CARD OR (D) FAX THE ENCLOSED PROXY CARD(S) TO D.F. KING & CO., INC. AT (212) 269-2796, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE ACQUIRED FUND AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.


By Order of the Board of Directors,



Hal Liebes

Secretary

January__, 2002


            YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO
                   AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                        2
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                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

4.     REGISTRATION                                 VALID SIGNATURES

       Corporate Accounts

       (1)  ABC Corp.                               ABC Corp.
       (2)  ABC Corp.                               John Doe, Treasurer
       (3)  ABC Corp.                               John Doe
            c/o John Doe, Treasurer
       (4)  ABC Corp. Profit Sharing Plan           John Doe, Trustee

       Trust Accounts

       (1)  ABC Trust.                              Jane B. Doe, Trustee
       (2)  Jane B. Doe, Trustee
            u/t/d 12/28/78                          Jane B. Doe

       Custodial or Estate Accounts

       (1)  John B. Smith, Cust.
            f/b/o John B. Smith, Jr. UGMA           John B. Smith
       (2)  John B. Smith                           John B. Smith, Jr., Executor

                 SUBJECT TO COMPLETION, DATED DECEMBER 5, 2001

                     PRELIMINARY PROSPECTUS/PROXY STATEMENT
                                __________, 2002

                                 PROXY STATEMENT
                    CREDIT SUISSE JAPAN SMALL CAP FUND, INC.
                              466 LEXINGTON AVENUE
                          NEW YORK, NEW YORK 10017-3147
                                  800-927-2874

                                   PROSPECTUS
                      CREDIT SUISSE JAPAN GROWTH FUND, INC.
                              466 LEXINGTON AVENUE
                          NEW YORK, NEW YORK 10017-3147
                                 (800) 225-8011

       This Prospectus/Proxy Statement is being furnished to shareholders of Credit Suisse Japan Small Cap Fund, Inc. (the "Acquired Fund"), an open-end, non-diversified management investment company organized as a Maryland corporation, in connection with the solicitation of proxies by its Board of Directors for use at a Special Meeting of Shareholders to be held on March 19, 2002 at [10:00 a.m.] (the "Special Meeting"), at the offices of the Acquired Fund located at 466 Lexington Avenue, New York, New York 10017-3147, or any adjournment(s) thereof. The only proposals to be considered are set forth below:

   1.  to approve an agreement and plan of reorganization (the "Plan");

   2. to transact such other business as may properly come before the Special Meeting and any adjournment(s) thereof.

       Pursuant to the Plan, the Acquired Fund would transfer to Credit Suisse Japan Growth Fund, Inc. (the "Acquiring Fund" and, together with the Acquired Fund, the "Funds"), an open-end, non-diversified management investment company organized as a Maryland corporation, all of the Acquired Fund's assets in exchange for shares of the Common Class of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund's liabilities; such shares of the Acquiring Fund would be distributed to shareholders of the Acquired Fund in liquidation of the Acquired Fund; and the Acquired Fund would subsequently be dissolved (hereinafter collectively referred to as the "Acquisition").

       As disclosed herein, the proposed Acquisition is not expected to result in any material changes to the investment objective or operations of the Acquired Fund The investment objective of the Acquired Fund is long-term capital appreciation and, similarly, the investment objective of the Acquiring Fund is a high level of growth of capital. However, while the Acquiring Fund can invest in Japanese companies of any size, the Acquired Fund has a policy of investing, under normal market conditions, a minimum of 65% of its assets in equity securities of small Japanese companies Except for this difference, the investment objective and policies of the Acquiring Fund are similar to those of the Acquired Fund.

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       Credit Suisse Asset Management, LLC, the investment adviser for the
Acquiring Fund ("CSAM"), and Credit Suisse Asset Management Securities, Inc. ("CSAMSI") and PFPC, Inc. ("PFPC"), co-administrators of the Acquiring Fund, serve in the same capacities for the Acquired Fund. In addition each Fund's custodian, transfer agent and independent accountant are the same.

       As a result of the proposed Acquisition, each Common Class and Advisor Class shareholder of the Acquired Fund will receive that number of shares in their respective class of the Common Class shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Acquired Fund immediately prior to the Acquisition. All expenses of the Acquisition and of this solicitation will be borne by CSAM or its affiliates. No sales or other charges will be imposed on the shares of the Acquiring Fund received by the shareholders of the Acquired Fund in connection with the Acquisition. This transaction is structured to be tax-free for federal income tax purposes to shareholders of the Acquired Fund and to each of the Acquired Fund and the Acquiring Fund.

       This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before voting. This Prospectus/Proxy Statement is expected to first be sent to shareholders on or about January 14, 2002. A Statement of Additional Information, dated January ___, 2001, relating to this Prospectus/Proxy Statement and the Acquisition, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon oral or written request and without charge by writing to the Acquiring Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling (800) 225-8011.

       The following documents, which have been filed with the SEC, are incorporated herein in their entirety by reference.

- The current Common Class Prospectus of the Acquiring Fund, dated February 28, 2001, as supplemented as of the date hereof. The Acquiring Fund's Common Class Prospectus accompanies this Prospectus/Proxy Statement.

- The current Common Class and Advisor Class Prospectuses of the Acquired Fund, each dated February 28, 2001, as supplemented as of the date hereof. Copies may be obtained without charge by writing to the address on the cover page of this Prospectus/Proxy Statement or by calling (800) 225-8011.

- The Annual Report of each of the Acquired Fund and of the Acquiring Fund for the fiscal year ended October 31, 2001. The Annual Report of the Acquiring Fund accompanies this Prospectus/Proxy Statement.

       Accompanying this Prospectus/Proxy Statement as Exhibit A is a copy of the form of the Plan for the proposed Acquisition.

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       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS ANY REPRESENTATIONS TO THE CONTRARY IS A CRIMINAL OFFENSE

       NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RULED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

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                                Table of Contents



PROPOSAL - APPROVAL OF THE PLAN                                               6

      Summary                                                                 6
      Risk Factors                                                            9
      Reasons for the Acquisition                                             9
      Fee Table                                                              11
      Information About the Acquisition                                      13
      Total Returns                                                          17
      Share Ownership of the Funds                                           19
      Comparison of Investment Objectives and Policies                       21
      Management of Each Fund                                                26
      Determination of Net Asset Value of Shares of the Acquiring Fund       25
      Interest of CSAM in the Acquisition                                    27
      Information on Shareholders' Rights                                    27
      Conclusion                                                             29
      Required Vote                                                          29

ADDITIONAL INFORMATION                                                       30

VOTING INFORMATION                                                           30

OTHER BUSINESS                                                               31

FINANCIAL STATEMENTS AND EXPERTS                                             32

ADDITIONAL MATERIALS                                                         32

LEGAL MATTERS                                                                32


EXHIBIT A:  AGREEMENT AND PLAN OF REORGANIZATION                             33

PROPOSAL - APPROVAL OF THE PLAN

SUMMARY

THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS/PROXY STATEMENT, THE PLAN (A COPY OF THE FORM OF WHICH IS ATTACHED TO THIS PROSPECTUS/PROXY STATEMENT AS EXHIBIT A), THE PROSPECTUSES OF THE ACQUIRED FUND, THE STATEMENT OF ADDITIONAL INFORMATION OF THE ACQUIRED FUND, THE COMMON CLASS PROSPECTUS OF THE ACQUIRING FUND AND THE STATEMENT OF ADDITIONAL INFORMATION OF THE ACQUIRING FUND.

       PROPOSED ACQUISITION. The Plan provides for the acquisition of all of the assets and liabilities of the Acquired Fund by the Acquiring Fund in exchange for Common Class shares of the Acquiring Fund. The Plan also calls for the distribution of Common Class shares of the Acquiring Fund to the Acquired Fund's Common Class and Advisor Class shareholders in liquidation of the Acquired Fund. As a result of the Acquisition, each shareholder of Common Class and Advisor Class shares of the Acquired Fund will become the owner of that number of full and fractional Common Class shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the Acquired Fund as of the close of business on the date that the Acquired Fund's assets and liabilities are exchanged for shares of the Acquiring Fund. See "Information About the Acquisition -- Agreement and Plan of Reorganization."

       For the reasons set forth below under "Reasons for the Acquisition," the Board of Directors of the Acquired Fund, including the Directors of the Acquired Fund who are not "interested persons" (the "Independent Directors"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has unanimously concluded that the Acquisition would be in the best interests of the shareholders of the Acquired Fund and that the interests of the Acquired Fund's existing shareholders will not be diluted as a result of the transaction contemplated by the Acquisition. The Board therefore has submitted the Plan for approval by the Acquired Fund's shareholders. The Board of Directors of the Acquiring Fund has also reached similar conclusions and approved the Acquisition with respect to the Acquiring Fund.

       Approval of the Acquisition of the Acquired Fund will require the affirmative vote of a majority of the Acquired Fund's outstanding shares, in the aggregate without regard to class, present in person or represented by proxy. See "Voting Information." In the event that the Plan is not approved by shareholders of the Acquired Fund, the Board will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

       TAX CONSEQUENCES. Prior to completion of the Acquisition, the Acquired Fund and the Acquiring Fund will have received an opinion of counsel that, upon the closing of the Acquisition and the transfer of the assets of the Acquired Fund, no gain or loss will be recognized by the Acquired Fund or its shareholders for federal income tax purposes. The holding period and aggregate tax basis of the Acquiring Fund shares received by an Acquired Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of the Acquired Fund previously held by such shareholder. In addition, the holding period and aggregate tax basis of the assets of the Acquired Fund in the hands of the Acquiring Fund as a result of the Acquisition will be the same as in the hands of the Acquired Fund immediately prior to the Acquisition.

       INVESTMENT OBJECTIVES AND POLICIES. The proposed Acquisition is not expected to result in any material changes to the investment objective or operations of the Acquired Fund. The investment objective of the Acquired Fund is long-term capital appreciation and, similarly, the investment objective of the Acquiring Fund is a high level of growth of capital. Current income is a secondary consideration in selecting portfolio investments for the Acquired Fund. The Acquired Fund pursues its objective by investing in equity securities of "small" companies located or conducting a majority of their business in Japan. The Acquiring Fund pursues its objective by investing in common stock and other equity securities of Japanese companies of any size.

       While Acquiring Fund can invest in Japanese companies of any size, the Acquired Fund must invest a minimum of 65% of its assets in Japanese small-company equities. The Acquired Fund considers a "small" company to be one whose market capitalization does not exceed the largest capitalization of companies in the JASDAQ Index, the Second Section of the Tokyo Stock Exchange or the smaller half of the First Section of the Tokyo Stock Exchange. The Acquired Fund is not required to dispose of investments that outgrow the definition of small company, and such investments are still counted in satisfying the Fund's policy of investing 65% of its assets in small Japanese companies. Except for this difference, the investment objective and policies of the Acquiring Fund are similar to those of the Acquired Fund, except as otherwise described herein. The investment goal of each Fund is a fundamental policy which means that it can not be changed without shareholder approval. The other investment policies and fundamental and non-fundamental investment limitations of the Acquiring Fund are similar to those of the Acquired Fund except for the market capitalization of Japanese companies in which they invest and certain other differences noted below under "Comparison of Investment Objectives and Policies."

       PURCHASE AND REDEMPTION PROCEDURES. The corresponding classes of the Funds have identical policies with respect to purchases and redemptions of shares. Effective on or about December 12, 2001 the Common Classes and Advisor Classes will be closed to new investors, with certain limited exceptions. Any Common of Advisor Class shareholder as of the close of business on December 12, 2001 can continue to buy shares of the Class and open new accounts under the same social security number. Retirement plans and investment advisors whose participants/clients hold Common Class shares on December 12th will continue to be able to offer Common Class shares. Both Funds impose a 2.00% redemption fee (short-term trading fee) to discourage frequent or excessive trading on Common Class shares redeemed or exchanged less than six months from purchase. The fee is calculated on the shares' net asset value at redemption and is deducted from the redemption proceeds. The redemption fee only applies to fund shares purchased on or after May 30, 2000.

       Please see the Prospectuses and Shareholder Guide, as applicable, of each of the Acquiring Fund and the Acquired Fund for more detailed information on purchasing and redeeming shares of the relevant Fund.

       SALES CHARGES. Common Class shares of the Acquiring Fund and Common Class shares of the Acquired Fund are sold at net asset value per share and without an initial or contingent deferred sales charge but are subject to the same 12b-1 fee of 0.25% per annum of average daily net assets. Advisor Class shares of the Acquired Fund are subject to a 12b-1 fee of up to 0.75% per annum, although the current 12b-1 fee is 0.50% per annum. Each Fund has a compensation type 12b-1 plan in which the distributor receives the distribution fee regardless of the cost of the distribution activities performed. See "Fee Table" below.

       EXCHANGE PRIVILEGES. The Funds have identical policies with respect to exchanges of shares. An exchange privilege with certain other funds in the Credit Suisse family of funds is available to investors in each Fund. A Common Shareholder may exchange Common Shares of a Fund for Common Shares of another Credit Suisse Fund at their respective net asset values. An Advisor Shareholder may exchange Advisor Shares of a Fund for Advisor Shares of another Credit Suisse Fund at their respective net asset values. Not all Credit Suisse Funds offer all classes of shares. Exchanges of Common and Advisor Class shares must satisfy the minimum dollar amount necessary for new purchases and will be effected without a sales charge.

       The Funds reserve the right to refuse exchange purchases by any person or group if, in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.

       The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. No initial sales charge is imposed on the shares acquired in an exchange.

       DIVIDENDS. The Acquiring Fund and the Acquired Fund each distribute substantially all of their respective net investment income and net realized capital gains, if any, to their respective shareholders. The Funds typically distribute dividends and capital gains annually, usually in December. See "Distributions" in the accompanying Prospectus of the Acquiring Fund.

       APPRAISAL RIGHTS. Under the laws of the State of Maryland, shareholders of the Acquired Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Acquired Fund by another entity. Shareholders of the Acquired Fund may, however, redeem their shares at net asset value prior to the date of the Acquisition (subject only to certain restrictions set forth in the 1940 Act). See "Information on Shareholders' Rights -- Voting Rights."

RISK FACTORS

       The investment objectives of the Acquiring Fund (i.e., high level of growth of capital) and the Acquired Fund (i.e., long-term capital appreciation) are similar, and the investment policies of the Acquiring Fund and the Acquired Fund (and the risks related thereto) along with each Fund's Japanese company orientation are, except as noted herein, similar. The principal risk factors affecting both the Acquiring Fund and the Acquired Fund are (i) market risk,
(ii) focusing investment on a single country, (iii) foreign securities (including currency, information and political risk) and (iv) non-diversified status. Neither Fund may be appropriate if you are investing for a shorter term horizon, are uncomfortable with an investment that has a high degree of volatility or are looking for income. Under normal market conditions, each Fund currently intends to invest at least 65% of its total assets in equity securities of companies located in or conducting a majority of their business in Japan. The Acquiring Fund may invest in companies of any size, while the Acquired Fund must invest 65% of its total assets in "small" companies under normal market conditions.

       The Acquired Fund has the additional principal risks of (i) investing in smaller companies and (ii) investing in "special situations." "Special situation" companies have a value that may be affected by particular developments unrelated to business conditions generally, but may be affected by developments uniquely applicable to that company. See the accompanying Prospectus of the Acquiring Fund for a complete discussion of the risks of investing in that Fund.

REASONS FOR THE ACQUISITION

       The Board of Directors of the Acquired Fund has unanimously determined that it is in the best interests of the Acquired Fund and its shareholders to effect the Acquisition. In reaching this conclusion, the Board considered a number of factors, including the following:

       1. the Acquisition will result in a single larger fund, thereby eliminating possible confusion in the marketplace associated with there being two Japanese oriented funds managed by CSAM;

       2. the Acquisition may increase efficiencies, eliminating one of the two sets of prospectuses, annual reports and other documents required for two funds, although there is no guarantee that the combined fund will realize such efficiencies;

       3. a larger asset base could provide portfolio management benefits, such as greater diversification to mitigate the risks of investing in a limited number of equity securities and the ability to command more attention from brokers and underwriters of portfolio securities;

       4. the larger universe of investments available to the Acquiring Fund because it can invest in companies without regard to market capitalization may afford greater liquidity and potential higher returns;

       5.   the terms and conditions of the Acquisition;

       6.   the similar investment objectives and policies;

       7. that the investment adviser, co-administrators, transfer agent, custodian for the Acquiring Fund are the same as that of the Acquired Fund;

       8. the federal tax consequences of the Acquisition to the Acquired Fund, the Acquiring Fund and the shareholders of each Fund, and that a legal opinion will be rendered that no recognition of gain or loss for federal income tax purposes will occur as a result of the Acquisition to any of them;

       9. that the interests of shareholders of the Acquired Fund will not be diluted as a result of the Acquisition;

       10. that the expenses of the Acquisition will be borne by CSAM and/or its affiliates; and

       11. that no sales or other charges will be imposed in connection with the Acquisition.

       An additional factor the Board considered was the impact of Rule 35d-1 under the 1940 Act on the Acquired Fund's ability to operate as a separate fund. Under that Rule, the Acquired Fund must adopt a policy of generally investing at least 80% of its assets in Japanese small companies, unless the Fund changed its name. The investment environment in Japan has been and continues to be one where maintenance of this level of assets in Japanese small companies, in light of their lower liquidity and higher risk, could prove difficult or even undesirable.

       The Board also considered the impact the Acquisition would have on expenses that would be borne by the Acquired Fund shareholders as shareholders of the Acquiring Fund. The Board specifically noted that, overall, the Acquisition is expected to result in lower gross total operating expenses for Acquired Fund shareholders and no increase in total net operating expenses. The pro forma expense ratio of the Acquiring Fund's Common shares is estimated to be approximately 1.75% of average daily net assets after giving effect to the Acquisition.

       In light of the foregoing, the Board of Directors of the Acquired Fund, including the Independent Directors, has determined that it is in the best interests of the Acquired Fund and its shareholders to effect the Acquisition. The Board of Directors of the Acquired Fund has also determined that the Acquisition would not result in a dilution of the interests of the Acquired Fund's shareholders. In making these determinations, the Board did not give equal weight to each factor.

       The Board of Directors of the Acquiring Fund has also determined that it is in the best interests of the Acquiring Fund to effect the Acquisition. The Acquiring Fund's Board of

Directors considered, among other things, the terms and conditions of the Acquisition and representations that the Acquisition would be effected as a tax-free reorganization. Accordingly, the Board of Directors of the Acquiring Fund, including a majority of the Independent Directors, has determined that the Acquisition is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's shareholders would not be diluted as a result of the Acquisition.

                                    FEE TABLE

       Following are two tables showing current fees and expenses of the Common Class and Advisor Class shares of the Acquired Fund, holders of which will receive the Common Class of shares of the Acquiring Fund, upon closing of the Acquisition and the costs and expenses of the respective Common Class shares of the Acquiring Fund before and after giving effect to the Acquisition. The tables do not reflect charges that institutions and financial intermediaries may impose on their customers.


                                                                CREDIT SUISSE
                                                  ACQUIRING     JAPAN GROWTH
                                ACQUIRED FUND       FUND        FUND PRO FORMA
                                -------------     ---------     --------------

BEFORE FEE WAIVERS           COMMON     ADVISOR   COMMON        COMMON CLASS
AND REIMBURSEMENTS            CLASS      CLASS     CLASS      AFTER ACQUISITION
                             -------    --------  -------     -----------------
SHAREHOLDER FEES

(paid directly from your
investment):

Sales charge "load" on
purchases                       NONE       NONE      NONE            NONE

Deferred sales charge "load"    NONE       NONE      NONE            NONE

Sales charge "load" on
reinvested distributions        NONE       NONE      NONE            NONE

Redemption fees                2.00%       NONE      2.00%           2.00%

Exchange fees                   NONE       NONE      NONE            NONE

ANNUAL FUND OPERATING
EXPENSES (deducted from
fund assets)

Management fee                 1.25%      1.25%      1.25%           1.25%

Distribution and Service
(12b-1) fee                     .25%       .50%       .25%            .25%

                                       11

Other expenses                  .95%       .95%      1.03%            .73%

Total annual fund operating
expenses                       2.45%      2.70%      2.53%           2.23%

1 Each fund imposes a 2.00% redemption fee (short-term trading fee) on Common Class shares purchased on or after May 30, 2000 and redeemed or exchanged less than six months from purchase. This fee is calculated based on the shares' net asset value at redemption and deducted from the redemption proceeds.

2 Actual fees and expenses for the fiscal year ended October 31, 2001 are shown below. Fee waivers and expense reimbursements or credits reduced some expenses during 2001 but may be discontinued at any time.


                                                             CREDIT SUISSE
                                                ACQUIRING    JAPAN GROWTH
                            ACQUIRED FUND         FUND      FUND PRO FORMA
                            -------------       ---------   --------------

AFTER FEE CONTRACTUAL
WAIVERS COMMON AND       ADVISOR      AFTER     COMMON       COMMON CLASS
REIMBURSEMENTS            CLASS       CLASS     CLASS        ACQUISITION
                        --------     -------   --------      -----------
Annual Fund
Operating Expenses
(expenses that are
deducted from fund
assets)

    Management fees      .56%       .56%         .48%         .78%

    12b-1 fees           .25%       .50%         .25%         .25%

    Other expenses       .94%       .94%        1.02%         .72%

Total Net Annual
    Fund Operating
    Expenses            1.75%      2.00%        1.75%        1.75%

EXAMPLES

The following examples may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because they uses hypothetical conditions, your actual costs may be higher or lower. Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements and credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:


                                                     CREDIT SUISSE JAPAN
                                          ACQUIRING       GROWTH FUND
                      ACQUIRED FUND         FUND          PRO FORMA
                      --------------      ----------  ------------------

                   COMMON      ADVISOR   COMMON          COMMON CLASS
                    CLASS      CLASS      CLASS       AFTER ACQUISITIONS
                   -------    --------   -------      ------------------
SHARES
------
1 Year                $248       $273      $256           $226
3 Years               $764       $838      $788           $697
5 Years             $1,306     $1,430    $1,345         $1,195
10 Years            $2,786     $3,032    $2,866         $2,565

       The examples provide a means for an investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, each Fund's actual return will vary and may be greater or less than 5.00%. These examples should not be considered representations of past or future expenses and actual expenses may be greater or less than those shown.

INFORMATION ABOUT THE ACQUISITION

       AGREEMENT AND PLAN OF REORGANIZATION. The following summary of the Plan is qualified in its entirety by reference to the form of Plan (Exhibit A hereto). The Plan provides that the Acquiring Fund will acquire all of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund on the Closing Date. The Closing Date is expected to be on or about April __, 2002.

       Prior to the Closing Date, the Acquired Fund will endeavor to discharge all of its known liabilities and obligations, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund will assume all liabilities, expenses, costs, charges and reserves, including those liabilities reflected on an unaudited statement of assets and liabilities of the Acquired Fund, as of the close of regular trading on The New York Stock Exchange, Inc. ("NYSE"), currently 4:00 p.m., New York City time, on the Closing Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period. The net asset value per share of each class of each Fund will be calculated by determining the total assets attributable to such class, subtracting the relevant class' pro rata share of the actual and accrued liabilities of a Fund and the liabilities specifically allocated to that class of shares, and dividing the result by the total number of outstanding shares of the relevant class. Each Fund will utilize the procedures set forth in its respective current Prospectus(es) or Statement of Additional Information to determine the value of their respective portfolio securities and to determine the aggregate value of each Fund's portfolio.

       On or as soon after the Closing Date as conveniently practicable, the Acquired Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the shares of the Common Class of the Acquiring Fund received by the Acquired Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Acquired Fund's shareholders on the share records of the Acquiring Fund's transfer agent. Each account will represent the number of shares of the Common Class of the Acquiring Fund due to each of the Acquired Fund's shareholders calculated in accordance with the Plan. After such distribution and the winding up of its affairs, the Acquired Fund will terminate as a management investment company and dissolve as a Maryland corporation.

       The consummation of the Acquisition is subject to the conditions set forth in the Plan, including approval of the Plan by the shareholders of the Acquired Fund. Notwithstanding approval by the shareholders of the Acquired Fund, the Plan may be terminated at any time at or prior to the Closing Date:
(i) by mutual agreement of the Acquired Fund and the Acquiring Fund; (ii) by the Acquired Fund, in the event the Acquiring Fund shall, or by the Acquiring Fund, in the event the Acquired Fund shall, materially breach any representation, warranty or agreement contained in the Plan to be performed at or prior to the Closing Date; or (iii) if a condition to the Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met within a reasonable time.

       Pursuant to the Plan, the Acquiring Fund has agreed to indemnify and advance expenses to each Director or officer of the Acquired Fund against money damages incurred in connection with any claim arising out of such person's services as a Director or officer with respect to matters specifically relating to the Acquisition.

       Approval of the Plan with respect to the Acquired Fund will require the affirmative vote of a majority of the Fund's outstanding shares in the aggregate without regard to class, in person or by proxy, if a quorum is present. Shareholders of the Acquired Fund are entitled to one vote for each share. If the Acquisition is not approved by shareholders of the Acquired Fund, the Board of Directors of the Acquired Fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

       DESCRIPTION OF THE ACQUIRING FUND SHARES. Shares of the Acquiring Fund will be issued to the Acquired Fund in accordance with the procedures detailed in the Plan and as described in the Acquiring Fund's Common Class Prospectus and Statement of Additional Information. The Acquiring Fund, like the Acquired Fund, will not issue share certificates to its shareholders. See "Information on Shareholders' Rights" and the Prospectus of the Acquiring Fund for additional information with respect to the shares of the Acquiring Fund.

       The Acquiring Fund has authorized three classes of common stock, Common Class shares, Advisor Class shares and Class A shares. Common Class shares of the Acquiring Fund will be issued to holders of Common Class and Advisor Class shares of the Acquired Fund. Like the Acquired Fund, the Acquiring Fund has closed the Common and Advisor Class to new investors effective December 12, 2001, with limited exceptions in the case of the Common Class. Shares of each class of the Acquiring Fund represent equal pro rata interests in the Acquiring Fund and accrue dividends and calculate net asset value and performance quotations in the same manner.

       FEDERAL INCOME TAX CONSEQUENCES. The exchange of assets of the Acquired Fund for shares of the Acquiring Fund, followed by the distribution of these shares, is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Acquisition, the Acquiring Fund and the Acquired Fund will receive an opinion from Willkie Farr & Gallagher, counsel to the Acquired Fund, to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the Acquisition:

   1. the transfer of all of the Acquired Fund's assets in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, and the distribution of the Acquiring Fund shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, will constitute a "reorganization" within the meaning of
Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

   2. no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

   3. no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund shares to the Acquired Fund's shareholders;

   4. no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of their shares for Acquiring Fund shares or upon the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

   5. the aggregate tax basis of the Acquiring Fund shares received by each shareholder of the Acquired Fund pursuant to the Acquisition will be the same as the aggregate tax basis of shares of the Acquired Fund held by such shareholder immediately prior to the Acquisition, and the holding period of the Acquiring Fund shares to be received by each shareholder of the Acquired Fund will include the period during which the shares of the Acquired Fund exchanged there for were held by such shareholder (provided that such shares of the Acquired Fund were held as capital assets on the date of the Acquisition); and

   6. the tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Acquisition, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

       YOU SHOULD RECOGNIZE THAT AN OPINION OF COUNSEL IS NOT BINDING ON THE INTERNAL REVENUE SERVICE ("IRS") OR ANY COURT. NEITHER THE ACQUIRED FUND NOR THE ACQUIRING FUND WILL SEEK TO OBTAIN A RULING FROM THE IRS REGARDING THE TAX CONSEQUENCES OF THE ACQUISITION. ACCORDINGLY, IF THE IRS SOUGHT TO CHALLENGE THE TAX TREATMENT OF THE ACQUISITION AND WAS SUCCESSFUL, NEITHER OF WHICH IS ANTICIPATED, THE ACQUISITION COULD BE TREATED, IN WHOLE OR IN PART, AS A TAXABLE SALE OF ASSETS OF THE ACQUIRED FUND, FOLLOWED BY THE TAXABLE LIQUIDATION THEREOF.

       SHAREHOLDERS OF THE ACQUIRED FUND SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED ACQUISITION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. SINCE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION, SHAREHOLDERS OF THE ACQUIRED FUND SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE ACQUISITION.

       CAPITALIZATION. The following table shows the capitalization of each of the Acquired Fund and the Acquiring Fund as of October 31, 2001 and the capitalization of the Acquiring Fund on a pro forma basis as of the Closing Date, after giving effect to the Acquisition.(1)


                                             ACQUIRED FUND    ACQUIRING FUND     PRO FORMA         PRO FORMA
                                               (ACTUAL)          (ACTUAL)        ADJUSTMENTS       (COMBINED)
                                             -------------    --------------     ------------      ----------
Net Assets - Fund Level                      69,466,971        52,715,992          (25,461)       122,157,502

                               Common        68,793,682        51,805,026          647,828        121,246,530

                               Advisor          673,289           910,966         (673,289)           910,966

Net Asset Value
                               Common              1.61              4.79

                               Advisor             1.62              4.71


                                       16

Shares Outstanding
                               Common        46,600,359        10,810,521      (28,097,860)        25,313,020

                               Advisor          414,931           193,469         (414,931)           193,469


(1) Assumes the Acquisition had been consummated on October 31, 2001 and is for information purposes only. No assurance can be given as to how many Acquiring Fund shares will be received by shareholders of the Acquired Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of Acquiring Fund shares that actually will be received on or after such date.


TOTAL RETURNS

       Performance information is shown separately for each class of a Fund. These total return figures show the average percentage change in value of an investment in a Fund from the beginning of the measurement period to the end of the measurement period. The figures reflect changes in the price of the Fund's shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in shares of the Fund. Total return figures are shown for recent one-, three- and five-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

       These figures are calculated by finding the average annual compounded rates of return for the one-, three- and five- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)TO THE POWER OF n = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, three- or five-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period. It is also assumed that with respect to the Class A shares of the Funds, the maximum initial sales charge of 5.75% was deducted at the time of investment. Investors should note that this performance may not be representative of the Fund's total returns in longer market cycles. When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period.

       When considering total return figures for periods shorter than one year, investors should bear in mind that each Fund seeks long-term appreciation and that such return may not be representative of any Fund's return over a longer market cycle. Each Fund may also advertise aggregate total return figures of its shares for various periods, representing the cumulative change in value of an investment in the shares of the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (I.E., change in value of initial investment, income dividends and capital gain distributions).

       A Fund may advertise, from time to time, comparisons of the performance of one or more classes of its shares with that of one or more other mutual funds with similar investment objectives. A Fund may advertise average annual calendar year-to-date and calendar quarter returns for one or more classes of its shares, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Fund's total return in longer market cycles.

       The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by financial intermediaries or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in a class's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.

       The following table reflects the average annual total returns for the 1-, 3- and 5-year and since inception periods ending October 31, 2001 for each Fund:


                                                                       ACQUIRING
                                         ACQUIRED FUND(3)                FUND(2)
                                --------------------------------     --------------
                                 COMMON CLASS      ADVISOR CLASS      COMMON CLASS
                                --------------   ---------------     --------------
AVERAGE ANNUAL
TOTAL RETURN(1)

1-year                              -47.96%            -48.10%          -48.66%

3-year                                0.55%              0.29%           -4.56%

5-year                               -7.13%             -7.43%           -4.90%

Since Inception                      -6.73%             -7.01%           -4.46%


(1) If CSAM or its predecessor had not temporarily waived fees and reimbursed expenses, the cumulative total return of each Fund for the periods shown would have been lower.

(2)    Inception Date:  December 29, 1995 for Common Class shares.


(3) Inception Date: September 30, 1994 for Common Class shares and for Advisor Class.

SHARE OWNERSHIP OF THE FUNDS

       As of January 11, 2001 (the "Record Date"), the officers, Trustees or Directors of the Acquiring Fund, beneficially owned as a group less than 1% of the outstanding securities of the relevant fund. To the best knowledge of a Fund, as of the Record Date no shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act")), except as set forth below, owned beneficially or of record more than 5% of the outstanding shares of a class of the funds.

ACQUIRING FUND

COMMON SHARES








ADVISOR SHARES










ACQUIRED FUND

COMMON SHARES








ADVISOR SHARES






-------------------------

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

       The following discussion is based upon and qualified in its entirety by the disclosures in the respective Prospectuses and Statements of Additional Information of the Acquiring Fund and the Acquired Fund.

       INVESTMENT OBJECTIVES. The investment objective of the Acquired Fund is long-term capital appreciation. The investment objective of the Acquiring Fund is a high level growth of capital. Each Fund's investment objective is a fundamental policy that can not be changed without the approval of the respective shareholders. There can be no assurance that either Fund will achieve its investment objective.

       PRIMARY INVESTMENTS. To pursue its investment objective, the Acquired Fund invests in equity securities of small companies located in or conducting a majority of their business in Japan. Under normal market conditions, the Acquired Fund will invest at least 65% of assets in equity securities of small Japanese companies. The Acquired Fund considers a "small" company to be one whose market capitalization does not exceed the largest capitalization of companies in the (i) JASDAQ Index, (ii) Second Section of the Tokyo Stock Exchange or and (iii) the smaller half of the First Section of the Tokyo Stock Exchange. Some companies may outgrow the definition of a small company after the Acquired Fund has purchased their securities. These companies continue to be considered small for purposes of the Acquired Fund's 65% minimum allocation to Japanese small company equities. Once the 65% policy is met, the Acquired Fund may invest in Japanese or other Asian companies of any size. Except for temporary defensive purposes, the Fund does not intend to invest in securities of non-Asian issuers. The Acquired Fund will not invest more than 10% of assets in any one country except Japan. The Acquired Fund expects to invest primarily in the following types of equity securities: common stocks; securities convertible into or exchangeable for common stocks; and securities such as rights and warrants.

       To pursue its investment objective, the Acquiring Fund invests primarily in equity securities of growth companies located in or conducting a majority of their business in Japan. In choosing equity securities, the Acquiring Fund seeks to identify Japanese companies with attractive growth potential. The managers also look for companies whose equity securities appear undervalued based on factors such as earnings or assets. The Acquiring Fund may invest in companies of any size, whether traded on an exchange or over-the-counter. Under normal market conditions, the Acquiring Fund will invest at least 65% of assets in equity securities of Japanese issuers. Except for temporary defensive purposes, the Acquiring Fund does not intend to invest in securities of non-Asian issuers. The Acquiring Fund currently intends to invest at least 80% of assets in equity securities of Japanese issuers. The Acquiring Fund expects to invest primarily in the following types of equity securities: common and preferred stocks; securities convertible into or exchangeable for common stocks; American Depositary Receipts ("ADRs"); and securities such as rights and warrants.

       Except for the Acquiring Fund's policy of investing at least 65% of its assets in Japanese equity securities, it is not expected that the Acquiring Fund will revise any of its investment objectives and policies following the Acquisition. Recently, the Commission adopted Rule 35d-1 under the 1940 Act. Under that Rule, the Acquiring Fund will be required

(so long as it keeps its current name) to invest at least 80% of its assets in Japanese securities, except for temporary defensive purposes. CSAM expects to recommend that the Board of the Acquiring Fund adopt a nonfundamental policy of investing at least 80% of the Fund's assets in Japanese equity securities. If approved by the Board, this policy would be implemented prior to July 31, 2002, the date compliance with Rule 35d-1 becomes required. Implementation of this 80% policy is not expected to have a material impact on the Acquiring Fund, which has typically invested in excess of 80% of its assets in Japanese equity securities.

       INVESTMENT LIMITATIONS. The Acquired Fund and the Acquiring Fund have adopted certain fundamental and non-fundamental investment limitations. Fundamental investment limitations may not be changed without the affirmative vote of the holders of a "majority" (within the meaning of the 1940 Act) of the relevant Fund's outstanding shares. Non-fundamental limitations may be changed by the board at anytime. With regards to fundamental limitations, each Fund has substantially similar policies concerning borrowing, making loans, underwriting, purchasing or selling real estate, purchasing securities on margin, investing in commodities, and the issuing of senior securities. The Acquired Fund may not make short sales on securities; the Acquiring Fund may not make short sales on securities, although it can make short sales "against the box." Each Fund has substantially similar non-fundamental limitations with respect to investing in other investment companies, mortgaging its assets, investing in warrants and making additional investments if the Fund's borrowings exceed 5% of net assets.

       The Acquiring Fund may not invest more than 10%, while the Acquired Fund may invest no more than 15% of its net assets in non-publicly traded and illiquid securities, including certain securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity longer than seven days, certain 144A securities and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.


       CERTAIN INVESTMENT PRACTICES. For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice. The specific risks associated with each of the investment practices described below are defined for the Acquiring Fund in the Acquiring Fund's Prospectuses, which accompany this Prospectus/Proxy Statement, and for the Acquired Fund in the Acquired Fund's Prospectuses.

KEY TO TABLE:

    /x/    Permitted without limitation; does not indicate actual use

   (20%) ITALIC TYPE (e.g., 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

    20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

    / /    Permitted, but not expected to be used to a significant extent

    --     Not permitted


INVESTMENT PRACTICE                                                                          LIMIT

                                                                                   ACQUIRING        ACQUIRED
                                                                                      FUND            FUND
                                                                                  ------------     -----------
BORROWING The borrowing of money from banks to meet redemptions or for                 30%               30%
other temporary or emergency purposes. SPECULATIVE EXPOSURE RISK.

COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a               /x/               /x/
single country or region. Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in a more geographically diversified equity fund.
CURRENCY, MARKET, POLITICAL RISKS.

CURRENCY TRANSACTION Instruments such as options, futures, forwards                    /x/               /x/
or swaps, intended to manage fund exposure to currency risk or to enhance total return.  Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date.  Swaps involve the right or obligation to receive or make payments based on two different currency rates.  CORRELATION, CREDIT, CURRENCY, HEDGED EXPOSURE, LIQUIDITY,
POLITICAL, SPECULATIVE EXPOSURE, VALUATION RISKS.

                                       23

EQUITY AND EQUITY RELATED SECURITIES Common stocks and other                           /x/               /x/
securities representing or related to ownership in a company.  May also include warrants, rights, options, preferred stocks and convertible debt securities.  These investments may go down in value due to stock market movements or negative company or industry events.
LIQUIDITY, MARKET, VALUATION RISKS.

FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable a                 / /               / /
fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes.  Futures obligate the fund
(or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.(1)
CORRELATION, CURRENCY, HEDGED EXPOSURE, INTEREST-RATE, MARKET,
SPECULATIVE EXPOSURE RISKS.(2)

INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four                 35%               35%
highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or
Moody's rating service, and unrated securities of comparable quality.
CREDIT, INTEREST-RATE, CREDIT, INTEREST-RATE, MARKET RISKS.

NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and convertible                  (5%)               (5%)
securities rated below the fourth-highest grade (BBB/Baa) by Standard
& Poor's or Moody's rating service, and unrated securities of comparable quality. Commonly referred to as junk bonds. CREDIT,
INFORMATION, INTEREST-RATE, LIQUIDITY, MARKET, VALUATION RISKS.

OPTIONS Instruments that provide a right to buy (call) or sell (put) a                 25%               25%
particular security or an index of securities at a fixed price within a certain time period. A fund may purchase and write both put and call options for hedging or speculative purposes.1 CORRELATION, CREDIT,
HEDGED EXPOSURE, LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.(2)

RESTRICTED AND OTHER ILLIQUID SECURITIES Securities with restrictions                 (10%)             (15%)
on trading, or those not actively traded. May include private placements. LIQUIDITY, MARKET, VALUATION RISKS.

SECURITIES LENDING Lending portfolio securities to financial                        33 1/3%           33 1/3
institutions; a fund receives cash, U.S. government securities or bank letters of credit as collateral. CREDIT, LIQUIDITY, MARKET,
OPERATIONAL RISKS.

SINGLE INDUSTRY Companies within a single industry. CORRELATION,                    25%              25%
MARKET, OPERATIONAL RISK.                                                        except US         except US
                                                                                government        government
                                                                                instruments       instruments

                                       24

SMALL COMPANIES Companies with a small relative market                                 / /               /x/
capitalization. INFORMATION, LIQUIDITY, MARKET, VALUATION RISKS.

SPECIAL-SITUATION COMPANIES Companies experiencing unusual developments                /x/               /x/
affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation.
Securities of a special-situation company could decline in value and hurt a fund's performance if the anticipated benefits of the special situation do not materialize. INFORMATION, MARKET RISKS.

TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's assets in                  / /               / /
investments such as money-market obligations and investment-grade debt securities for defensive purposes. Although intended to avoid losses in adverse market, economic, political or other conditions, defensive tactics might be inconsistent with a fund's principal investment strategies and might prevent a fund from achieving its goal.

WARRANTS Options issued by a company granting the holder the right                    (10%)             (10%)
to buy certain securities, generally common stock, at a specified price and usually for a limited time. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of                 20%               20%
securities for delivery at a future date; market value may change before delivery. LIQUIDITY, MARKET, SPECULATIVE EXPOSURE RISKS.

(1) The Funds are not obligated to pursue any hedging strategy and do not represent that these techniques are available now or will be available at any time in the future.

(2) Each Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

DETERMINATION OF NET ASSET VALUE OF SHARES OF THE ACQUIRING FUND

       The NAV of each Class of shares of the Acquiring Fund is determined at the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing a Class's total assets less its liabilities, by the number of shares of such Class outstanding. The Acquiring Fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless the Board determines that using this method would not reflect an investment's value. Some securities of the Acquiring Fund may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Acquiring Fund does not compute its price. This could cause the value of the Acquiring Fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

MANAGEMENT OF EACH FUND

       CSAM, located at 466 Lexington Avenue, 16th Floor, New York, New York 10017-3174, provides investment advisory services to both Funds pursuant to a written agreement (the "Advisory Agreement"). The same persons at CSAM are responsible for the day-to-day management of each of the Acquiring Fund and the Acquired Fund.

       CSAMSI and PFPC both serve as co-administrators to each Fund pursuant to separate written agreements (the "CSAMSI Co-Administration Agreement" and the "PFPC Co-Administration Agreement," respectively). CSAMSI became co-administrator to each Fund on November 1, 1999. Prior to that, Counselors Funds Service, Inc. ("Counselors Service") served as co-administrator to the Funds.

       CSAM, subject to the control of the Funds' officers and the Board, manages the investment and reinvestment of the assets of the Funds in accordance with each Fund's investment objective and stated investment policies. CSAM makes investment decisions for each Fund and places orders to purchase or sell securities on behalf of the Fund. CSAM also employs a support staff of management personnel to provide services to the Funds and furnishes the Funds with office space, furnishings and equipment. For its investment advisory services, CSAM receives a fee calculated at an annual rate of 1.25% of each Fund's average daily net assets.

       As co-administrator, CSAMSI provides shareholder liaison services to the Funds, including responding to shareholder inquiries and providing information on shareholder investments. CSAMSI also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between each Fund and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and developing and monitoring compliance procedures for the Funds. For its administrative services, CSAMSI receives a fee calculated at an annual rate of .10% of each Fund's average daily net assets.

       As a co-administrator, PFPC calculates each Fund's net asset value, provides all accounting services for the Funds and assists in related aspects of the Funds' operations. For its administrative services, PFPC receives a fee calculated at an annual rate of .08% on each Fund's first $500 million in average daily net assets, .07% on the next $1 billion in average daily net assets and .06% of average daily net assets over $1.5 billion, subject in each case to a minimum annual fee and exclusive out-of-pocket expenses.

       CSAM and the Funds' co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be borne by the Funds.

       Each class of shares of a Fund bears its proportionate share of fees payable to CSAM, CSAMSI and PFPC in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. These fees are calculated at an annual rate based on a percentage of a Fund's average daily net assets. The advisory fees earned by CSAM or CSAM's predecessor, Warburg Pincus Asset Management, Inc.("Warburg") and the co-administration fees earned by PFPC and Counselors Service (the Funds' predecessor co-administrator), respectively, for the last three fiscal years are described below.

INTEREST OF CSAM IN THE ACQUISITION

       CSAM may be deemed to have an interest in the Plan and the Acquisition because it provides investment advisory services to each Fund. CSAM receives compensation from each Fund for services it provides pursuant to separate advisory agreements. The terms and provisions of the current arrangements with CSAM are described in each Fund's Prospectuses and Statement of Additional Information. Future growth of assets of the Acquiring Fund, if any, can be expected to increase the total amount of fees payable to CSAM and its affiliates and to reduce the amount of fees and expenses required to be waived to maintain total fees and expenses of the Acquiring Fund at agreed upon levels. CSAM may also be deemed to have an interest in the Plan and the Acquisition because, as of the Record Date, it or one or more of its affiliates possessed or shared voting power or investment power as a beneficial owner or as a fiduciary on behalf of its customers or employees in the Acquired Fund (see "Information About the Acquisition -- Share Ownership of the Funds" above). CSAM and its affiliates have advised the Acquired Fund that they intend to vote the shares over which they have voting power at the Special Meeting (i) in the manner instructed by the customers for which such shares are held or (ii) in the event that such instructions are not received or where shares are held directly on behalf of employees, in the same proportion as votes cast by other shareholders. As of January 11, 2002, CSAM had discretionary power to dispose of securities over accounts which held in the aggregate ________ shares or ___ % of the Acquired Fund's outstanding shares. See "Voting Information."

       CSAM may also be deemed to have an interest in the Plan and Acquisition because its affiliates CSAMSI, serves as the co-administrator and distributor for each Fund. As such, CSAMSI receives compensation for its services.

INFORMATION ON SHAREHOLDERS' RIGHTS

       GENERAL. The Funds are both open-end, non-diversified, management investment companies registered under the 1940 Act. The Acquiring Fund is a Maryland corporation incorporated under the name "Warburg, Pincus Japan Growth Fund, Inc." on October 10, 1995 and is governed by its Articles of Incorporation. The Acquired Fund is a Maryland corporation incorporated under the name "Warburg, Pincus Japan OTC Fund, Inc." on July 26, 1994 and is governed by its Articles of Incorporation. On August 21, 1998, the Acquired Fund amended its charter to change its name to "Warburg, Pincus Japan Small Company Fund, Inc." On March 26, 2001, the Acquiring Fund and the Acquired Fund changed their names to "Credit Suisse Warburg Pincus Japan Growth Fund, Inc." and "Credit Suisse Warburg Pincus Japan Small Company Fund, Inc.," respectively. On December 12, 2001, the Acquiring Fund and the Acquired Fund changed their names to "Credit Suisse Japan Growth Fund, Inc." and "Credit

Suisse Japan Small Cap Fund, Inc.," respectively. Each Fund is also governed by applicable state and federal law.

       The Acquired Fund's charter authorizes its Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares and two billion shares are designated Advisor Shares. The Acquiring Fund's charter authorizes its Board to issue four billion full and fractional shares of capital stock, $.001 par value per share, of which one billion are designated Common Shares, two billion are designated Advisor Shares and one billion shares are designated Class A Shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. A Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

       All shareholders of each Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable, but have no preemptive, conversion or subscription rights.

       MULTI-CLASS STRUCTURE. Each Fund is authorized to offer multiple classes. Each Fund offers Common Class and Advisor Class and the Acquiring Fund also offers Class A shares. The Acquiring Fund expects to offer shares of Common Class, Advisor Class and Class A shares after the Acquisition, although the Common and Advisor Classes will be closed to new investors effective on or about December 12, 2001, subject to limited exceptions in the case of the Common Class.

       DIRECTORS. The By-Laws of the Acquiring Fund and the of the Acquired Fund provide that the term of office of each Director shall be from the time of his or her election and qualification until his or her successor shall have been elected and shall have qualified. Any Director of the Acquiring Fund or Acquired Fund may be removed by a majority, of the votes entitled to be cast for the election of directors. Vacancies on the Boards of either Fund may be filled by the Directors remaining in office, provided that no vacancy or vacancies may be filled by action of the remaining Directors if, after the filling of the vacancy or vacancies, fewer than two-thirds of the Directors then holding office shall have been elected by the shareholders of the relevant Fund. A Special Meeting of shareholders will be required for the purpose of electing Directors whenever (a) fewer than a majority of the Directors then in office were elected by shareholders of the relevant Fund or (b) a vacancy exists that may not be filled by the remaining Directors and must be filled.

       VOTING RIGHTS. Neither Fund holds a meeting of shareholders annually, and there normally is no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors of the relevant Fund holding office have been elected by shareholders or a vacancy exists that may not be filled by the remaining Directors. At such times, the Directors then in office will call a shareholders' meeting for the election of Directors.

       LIQUIDATION OR TERMINATION. In the event of the liquidation or termination of either Fund, the shareholders of the relevant Fund are entitled to receive, when and as declared by the Directors, the excess of the assets over the liabilities belonging to such Fund. In either case, the assets so distributed to shareholders will be distributed among the shareholders in proportion to the number of shares held by them and recorded on the books of such Fund.

       LIABILITY OF DIRECTORS. The constituent documents of each Fund provide that its Directors and officers shall not be liable in such capacity for monetary damages for breach of fiduciary duty as a Director or officer, except for willful misfeasance, bad faith, gross negligence or reckless disregard of duties on the part of such Director or officer. The constituent instruments of each Fund provide that the relevant Fund shall indemnify each Director and officer and permit advances for the payment of expenses relating to the matter for which indemnification is sought to the fullest extent permitted by applicable law, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties on the part of such Director or officer.

       RIGHTS OF INSPECTION. Maryland law permits any shareholder of the Acquiring Fund or the Acquired Fund or any agent of such shareholder to inspect and copy, during usual business hours, the By-Laws, minutes of shareholder proceedings, annual statements of the affairs and voting trust agreements of the relevant Fund on file at its principal offices.

       SHAREHOLDER LIABILITY. Under Maryland law, shareholders of the Acquiring Fund or the Acquired Fund do not have personal liability for corporate acts and obligations.

       THE FOREGOING IS ONLY A SUMMARY OF CERTAIN CHARACTERISTICS OF THE OPERATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND. THE FOREGOING IS NOT A COMPLETE DESCRIPTION OF THE DOCUMENTS CITED. SHAREHOLDERS SHOULD REFER TO THE PROVISIONS OF THE CONSTITUENT DOCUMENTS AND STATE LAWS GOVERNING EACH FUND FOR A MORE THOROUGH DESCRIPTION.

CONCLUSION

       The Plan was approved by the Board of Directors of the Acquiring Fund and by the Board of Directors of the Acquired Fund on November 12, 2001. The Board of each Fund has determined that the Acquisition is in the best interests of shareholders of their respective Fund and that the interests of existing shareholders of the Acquired Fund and the Acquiring Fund would not be diluted as a result of the Acquisition. If the shareholders of the Acquired Fund do not approve the Plan or if the Acquisition is not completed, the Acquired Fund will continue to engage in business as a registered investment company and the Board of the Acquired Fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

REQUIRED VOTE

       Approval of the Plan requires the affirmative vote of a majority of the Acquired Fund's outstanding shares in the aggregate without regard to class, in person or by proxy, if a quorum is present.

       In the event that shareholder approval of the Plan is not obtained, the Board of the Acquired Fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to shareholders.

THE BOARD OF DIRECTORS OF THE ACQUIRED FUND, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS THAT TERM IS DEFINED IN THE 1940 ACT) RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

                             ADDITIONAL INFORMATION

       The Acquiring Fund and the Acquired Fund are each subject to the informational requirements of the 1934 Act and the 1940 Act and in accordance therewith file reports and other information including proxy material, reports and charter documents, with the SEC. These materials can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the New York Regional Office of the SEC at 233 Broadway, New York, New York. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates. The Prospectuses and the Statement of Additional Information for the Acquiring Fund, along with related information, may be found on the SEC website as well (http://www.sec.gov).

                               VOTING INFORMATION

       This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of the Acquired Fund to be used at the Special Meeting of Shareholders of the Acquired Fund to be held at [10:00 a.m.] on March 19, 2002, at the offices of the Acquired Fund, 466 Lexington Avenue, New York, New York 10017-3147 and at any adjournment(s) thereof. This Prospectus/Proxy Statement, along with a Notice of the Special Meeting and proxy card(s), is first being mailed to shareholders of the Acquired Fund on or about January 14, 2002. Only shareholders of record as of the close of business on January 11, 2002 (the "Record Date") will be entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof. As of the Record Date, the Acquired Fund had the following shares outstanding and entitled to vote: ___________. The holders of one-third of the shares of the Acquired Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Special Meeting of the Fund. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a vote against the Plan for purposes of obtaining the requisite approval of the Plan. If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Executed, but unmarked proxies (i.e., executed proxies in which there is no indication of the shareholder's voting instructions) will be voted FOR approval of the Plan and FOR approval of any other matters deemed appropriate. A proxy may be revoked at any time on or before the Special Meeting by the subsequent execution and submission of a revised proxy, by written notice to Hal Liebes, Secretary of the Acquired Fund, 466 Lexington Avenue, New York, New York 10017-3147 or by voting in person at the Special Meeting.

       CSAM has retained D.F. King & Co. to solicit proxies. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, facsimile or personal interviews conducted by officers and employees of CSAM and its affiliates. All expenses of the Acquisition, which are currently estimated to be $[_________], including the costs of the proxy solicitation and the preparation of enclosures to the Prospectus/Proxy Statement, reimbursement of expenses of forwarding solicitation material to beneficial owners of shares of the Acquired Fund and expenses incurred in connection with the preparation of this Prospectus/Proxy Statement, will be borne by CSAM or its affiliates (excluding extraordinary expenses not normally associated with transactions of this type). It is anticipated that banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward proxy materials to beneficial owners and to obtain authorization for the execution of proxies. CSAM or its affiliates, may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy materials to beneficial owners.

       In the event that a quorum necessary for any proposal at the Special Meeting is not present or sufficient votes to approve any proposal are not received prior to [10:00 a.m.] on March 19, 2002, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum. With respect to any proposal for which there is represented a sufficient number of votes in favor, an act taken at the Special Meeting will be effective irrespective of any adjournments with respect to any other proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares of the Acquired Fund present in person or by proxy and entitled to vote at the Special Meeting. The persons named as proxies will vote upon a decision to adjourn the Special Meeting after consideration of the best interests of all shareholders of the Acquired Fund.

       As of January 11, 2002, CSAM (or its affiliates) possessed or shared voting power or investment power as a fiduciary on behalf of its customers, with respect to the Acquired Fund as set forth above under "Proposal - Information About the Acquisition -- Share Ownership of the Funds."

                                 OTHER BUSINESS

       The Board of Directors knows of no other business to be brought before the Special Meeting. However, if any other matters come before the Special Meeting, proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed Proxy Card(s).

       The approval of shareholders of the Acquiring Fund is not required in order to affect the Acquisition and, accordingly, the votes of the shareholders of the Acquiring Fund are not being solicited by this Prospectus/Proxy Statement.

                        FINANCIAL STATEMENTS AND EXPERTS

       The audited Statement of Assets and Liabilities of each Fund as of October 31, 2001, including their respective schedules of portfolio investments, and the related statements of operations for the year and/or period then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years (or such shorter period as the relevant Fund, or share class, has been in existence) in the period then ended, have been incorporated by reference into this Prospectus/Proxy Statement in reliance upon the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing.

                              ADDITIONAL MATERIALS

       The following additional materials, which have been incorporated by reference into the Statement of Additional Information, dated January ___, 2002, relating to this Prospectus/Proxy Statement and the Acquisition, will be sent to all shareholders of the Acquired Fund requesting a copy of such Statement of Additional Information.

       1. The current Statement of Additional Information for the Common Class shares of the Acquired and for the Common Class of shares offered by the Acquiring Fund, dated February 28, 2001.

                                  LEGAL MATTERS

       Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6090 counsel to the Acquiring Fund. In rendering such opinion, Willkie Farr & Gallagher may rely on an opinion of Venable Baetjer and Howard, L.L.P. as to certain matters under Maryland law.

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                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

       THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ day of January, 2002, between Credit Suisse Japan Growth Fund, Inc., a Maryland corporation (the "Acquiring Fund"), Credit Suisse Japan Small Cap Fund, Inc., a Maryland corporation (the "Acquired Fund"), and, solely for purposes of Sections 4.3, 5.8 and 9.2 hereof, Credit Suisse Asset Management, LLC, a limited liability company organized under the laws of the State of Delaware ("CSAM").

       This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization of the Acquired Fund (collectively, the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for shares of the applicable class or classes of common stock (collectively, the "shares") of the Acquiring Fund, and the assumption by the Acquiring Fund of liabilities of the Acquired Fund, and the distribution, on or after the Closing Date hereinafter referred to, of Shares of the Acquiring Fund ("Acquiring Fund Shares") to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

       WHEREAS, the Board of Directors of the Acquired Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction; and

       WHEREAS, the Board of Directors of the Acquiring Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund's shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

       NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

       1. Transfer of Assets of the Acquired Fund in Exchange for Acquiring Fund Shares and Assumption of the Acquired Fund's Liabilities and Liquidation of the Acquired Fund

       1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer its assets as set forth in paragraph 1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class of the Acquired Fund determined by dividing the value of the Acquired Fund's net assets attributable to each such class of shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the applicable class; and (ii) to assume the liabilities of the Acquired

Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

       1.2. (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property including, without limitation, all cash, securities and dividend or interest receivables that are owned by or owed to the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing date provided in paragraph 3.1 (the "Closing Date").

       (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest. The Acquired Fund will, within a reasonable time prior to the Closing Date, furnish the Acquiring Fund with a list of the securities, if any, on the Acquired Fund's list referred to in the first sentence of this paragraph which do not conform to the Acquiring Fund's investment objective, policies and restrictions. In the event that the Acquired Fund holds any investments which the Acquiring Fund may not hold, the Acquired Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

       1.3. The Acquired Fund will endeavor to discharge all of the known liabilities and obligations of the Acquired Fund prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves, including those liabilities reflected on unaudited statements of assets and liabilities of the Acquired Fund and the Acquiring Fund prepared by PFPC, Inc. ("PFPC"), the accounting agent of each Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall also assume any liabilities, expenses, costs or charges incurred by or on behalf of the Acquired Fund specifically arising from or relating to the operations and/or transactions of the Acquired Fund prior to and including the Closing Date but which are not reflected on the above-mentioned statement of assets and liabilities, including any liabilities, expenses, costs or charges arising under paragraph 5.7 hereof.

       1.4. As soon on or after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record determined as of the close of business on the Closing Date (the "Fund Shareholders") the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund's shareholders representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with
Section 2.2. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

       1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectuses and statement of additional information.

       1.6. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

       1.7. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the applicable Closing Date and such later date on which the Acquired Fund is terminated.

       2.    Valuation

       2.1. The value of the Acquired Fund's assets to be acquired hereunder shall be the value of such assets computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquired Fund's then current prospectus or statement of additional information.

       2.2. The number of Shares of each class of the Acquiring Fund to be issued (including fractional shares, if any) in exchange for the net assets of the Acquired Fund shall be determined by dividing the value of the net assets of the Acquired Fund attributable to its respective classes of shares determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value per Share of the corresponding class of shares of the Acquiring Fund computed as of the close of regular trading on the NYSE on the Closing Date, using the valuation procedures set forth in the Acquiring Fund's then current prospectus or statement of additional information.

       2.3. All computations of value with respect to the Acquiring Fund and the Acquired Fund shall be made by PFPC in accordance with its regular practice as pricing agent for the Acquiring Fund.

       3.    Closing and Closing Date

       3.1. The Closing Date for the Reorganization shall be April __, 2002, or such other date as the parties to such Reorganization may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of trading on the NYSE on the Closing Date unless otherwise provided. The Closing shall be held as of 10:00 a.m., at the offices of Willkie Farr & Gallagher or at such other time and/or place as the parties may agree.

       3.2. The custodian for the Acquiring Fund (the "Custodian") shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

       3.3. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the applicable Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

       3.4. The Acquired Fund shall deliver at the Closing a list of the names and addresses of the Acquired Fund's shareholders and the number and class of outstanding Shares owned by each such shareholder immediately prior to the Closing or provide evidence that such information has been provided to the Acquiring Fund's transfer agent. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the relevant other parties such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

       4.    Representations and Warranties

       4.1. The Acquired Fund represents and warrants to the Acquiring Fund as follows:

       (a) The Acquired Fund is a duly organized, validly existing corporation in good standing under the laws of the State of Maryland;

       (b) The Acquired Fund is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect;

       (c) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result, in a violation of its Articles of Incorporation or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund or its property is bound or affected;

       (d) There are no contracts or other commitments (other than this Agreement) of the Acquired Fund which will be terminated with liability to the Acquired Fund prior to the Closing Date;

       (e) Except as previously disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or the business of the Acquired Fund or its ability to consummate the transactions herein contemplated;

       (f) The Statements of Assets and Liabilities, including the Investment Portfolio, Statement of Operations and Changes in Net Assets, and the Financial Highlights of the Acquired Fund at October 31, 2001 and for the period from December 29, 1995 (commencement of operations) to October 31, 2001 have been audited by PricewaterhouseCoopers LLP (or one of its legacy firms), independent accountants, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein;

       (g) Since October 31, 2001, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Fund liabilities, or the redemption of the Acquired Fund shares by Fund shareholders shall not constitute a material adverse change;

       (h) At the date hereof and the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquired Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

       (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company; all of the Acquired Fund's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable federal and state securities laws;

       (j) All issued and outstanding shares of each class of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and, except as set forth in the Fund's Articles of Incorporation, non-assessable, by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund's shares, nor is there outstanding any security convertible into any of the Acquired Fund's shares;

       (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act with respect to privately placed or otherwise restricted securities that the Acquired Fund may have acquired in the ordinary course of business and of which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

       (l) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Acquired Fund's Board of Directors, and subject to the approval of the Acquired Fund's shareholders, this Agreement will constitute a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

       (m) The information to be furnished by Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

       (n) The current prospectuses and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

       (o) Insofar as the following relate to the Acquired Fund, the registration statement filed by the Acquiring Fund on Form N-14 relating to Acquiring Fund Shares that will be registered with the Commission pursuant to this Agreement, which, without limitation, shall include a proxy statement of the Acquired Fund (the "Proxy Statement") and the prospectus of the Acquiring Fund with respect to the transactions contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

       4.2. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

       (a) The Acquiring Fund is a duly organized, validly existing corporation in good standing under the laws of the State of Maryland;

       (b) The Acquiring Fund is a registered investment company classified as a management company of the open-end type and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

       (c) The current prospectuses and statement of additional information filed as part of the Acquiring Fund registration statement on Form N-1A (the "Acquiring Fund Registration Statement") conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission under those Acts and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

       (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

       (e) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Acquiring Fund's Articles of Incorporation or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund or its property is bound;

       (f) Except as previously disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

       (g) Since October 31, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection
(g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by Acquiring Fund Shareholders shall not constitute a material adverse change;

       (h) At the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof;

       (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code;

       (j) At the date hereof, all issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares , nor is there outstanding any security convertible into any Acquiring Fund Shares;

       (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Acquiring Fund's Board of Directors, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

       (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund's shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

       (m) Insofar as the following relate to the Acquiring Fund, the N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of any shareholders' meeting referred to herein, on the Valuation Date and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the N-14 Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein; and

       (n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

       4.3. CSAM represents and warrants to the Acquiring Fund as follows: To the knowledge of CSAM (i) there are no claims, actions, suits or proceedings pending against the Acquired Fund, and (ii) there are no claims, actions, suits or proceedings threatened, or circumstances that have been identified by the Management Committee of CSAM and the Secretary thereof as reasonably likely to give rise to any claims, actions, suits or proceedings, against the Acquired Fund that would materially adversely affect the Acquired Fund or its assets or business.

       5.    Covenants of the Acquired Fund and the Acquiring Fund

       5.1. The Acquiring Fund and the Acquired Fund will operate their respective businesses in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

       5.2. The Acquired Fund will call a Special Meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.

       5.3. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

       5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's Shares.

       5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

       5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement referred to in paragraph 4.1(o), all to be included in the N-14 Registration Statement, in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the Special Meeting of the Acquired Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

       5.7. The Acquiring Fund agrees to indemnify and advance expenses to each person who at the time of the execution of this Agreement serves as a Director or Officer ("Indemnified Person") of the Acquired Fund, against money damages actually and reasonably incurred by such Indemnified Person in connection with any claim that is asserted against such Indemnified Person arising out of such person's service as a Director or officer of the Acquired Fund with respect to matters specifically relating to the Reorganization, provided that such indemnification and advancement of expenses shall be permitted to the fullest extent that is available under applicable law. This paragraph 5.7 shall not protect any such Indemnified Person against any liability to the Acquired Fund, the Acquiring Fund or their shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or from reckless disregard of the duties involved in the conduct of his office. An Indemnified Person seeking indemnification shall be entitled to advances from the Acquiring Fund for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under applicable law. Such Indemnified Person shall provide to the Acquiring Fund a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Acquiring Fund has been met and a written undertaking to repay any advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Person shall provide security in form and amount acceptable to the Acquiring Fund for its undertaking; (b) the Acquiring Fund is insured against losses arising by reason of the advance; or (c) either a majority of a quorum of disinterested non-party Directors of the Acquiring Fund (collectively, the "Disinterested Directors"), or independent legal counsel experienced in mutual fund matters, selected by the Indemnified Person, in a written opinion, shall have determined, based on a review of facts readily available to the Acquiring Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Person will ultimately be found to be entitled to indemnification.

       5.8. CSAM agrees that the Acquiring Fund will succeed to all rights that the Acquired Fund has, or would have but for the Reorganization, against CSAM or its affiliates by reason of any act or failure to act by CSAM or any of its affiliates prior to the Closing Date.

       6.    Conditions Precedent to Obligations of the Acquired Fund

       The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

       6.1. All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the actions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

       6.2. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its Chairman, Vice President, Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the

Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request; and

       6.3. The Acquired Fund shall have received on the Closing Date a favorable opinion from Willkie Farr & Gallagher, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Fund, covering the following points:

       That (a) the Acquiring Fund is a validly existing corporation and in good standing under the laws of the State of Maryland and has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the other parties thereto, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the Acquiring Fund Shares to be issued to the Acquired Fund's shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and are fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Acquiring Fund's Articles of Incorporation or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquiring Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment or decree to which the Acquiring Fund is a party or by which it or its property is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Acquiring Fund of the actions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (f) only insofar as they relate to the Acquiring Fund, the descriptions in the Proxy Statement to our knowledge of statutes, legal and governmental proceedings, investigations, orders, decrees or judgments of any court or governmental body in the United States and contracts and other documents, if any, are accurate and fairly present the information required to be shown; (g) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquiring Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which is required to be described in the N-14 Registration Statement or to be filed as an exhibit to the N-14 Registration Statement which is not described and filed as required or which materially and adversely affect the Acquiring Fund's business; (h) the Acquiring Fund is registered as an investment company under the 1940 Act to out knowledge and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (i) the Proxy Statement, as of its date, appeared on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the

1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement; and (j) the Acquiring Fund Registration Statement is effective under the 1933 Act and the 1940 Act and no stop-order suspending its effectiveness or order pursuant to section 8(e) of the 1940 Act has been issued.

       With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquired Fund, they have relied upon the opinion of Venable, Baetjer and Howard, LLP, and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable, Baetjer, and Howard LLP. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquired Fund may reasonably request.

       In this paragraph 6.3, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not, except as specifically stated above, to any exhibits or attachments thereto or to any documents incorporated by reference therein.

       7.    Conditions Precedent to Obligations of the Acquiring Fund

       The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

       7.1. All representations and warranties by or on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

       7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

       7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its Chairman, Vice President, Secretary, Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request; and

       7.4. The Acquiring Fund shall have received on the Closing Date a favorable opinion of Willkie Farr & Gallagher, counsel to the Acquired Fund, in a form satisfactory to the Secretary of the Acquiring Fund, covering the following points:

       That (a) the Acquired Fund is a validly existing corporation and in good standing under the laws of the State of Maryland and has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the other parties hereto, is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with the Acquired Fund's Articles of Incorporation or By-Laws or result in a material violation of any provision of any material agreement (known to such counsel) to which the Acquired Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which the Acquired Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the state of Maryland is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) the Proxy Statement (except as to financial and statistical data contained therein, as to which no opinion need be given), as of its date, appeared on its face to be appropriately responsive in all material respects to the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement; (f) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Acquired Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which is required to be described in the N-14 Registration Statement or to be filed as an exhibit to the N-14 Registration Statement which is not described or filed as required or which materially and adversely affect the Acquired Fund's business; and (g) the Acquired Fund is registered as an investment company under the 1940 Act, and, to our knowledge, its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

       With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquiring Fund, they have relied upon the opinion of Venable, Baetjer and Howard, LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable, Baetjer and Howard, LLP. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Acquiring Fund may reasonably request.

       In this paragraph 7.4, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

       7.5. The Acquiring Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquiring Fund dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Acquiring Fund, to the effect that:

       (a) they are independent public accountants with respect to the Acquired Fund within the meaning of the 1933 Act and the applicable regulations thereunder; and

       (b) in their opinion, the financial statements and financial highlights of the Acquired Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder.

       7.6. The Acquired Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquired Fund dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to the Acquired Fund, to the effect that:

       (a) they are independent public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable regulations thereunder;

       (b) in their opinion, the financial statements and financial highlights of the Acquiring Fund included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder; and

       (c) on the basis of limited procedures agreed upon by the Acquiring Fund and the Acquired Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), specified information relating to each Fund appearing in the N-14 Registration Statement and the Proxy Statement has been obtained from the accounting records of each Fund or from schedules prepared by officers of each Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

       7.7. The Acquiring Fund shall have received from PricewaterhouseCoopers LLP a letter addressed to the Acquiring Fund and dated as of the Closing Date stating that, as of a date no more than three (3) business days prior to the Closing Date, PricewaterhouseCoopers LLP performed limited procedures and that on the basis of those procedures it confirmed the matters set forth in paragraph 7.6.

       7.8. The Board of Directors of the Acquired Fund, including a majority of the directors who are not "interested persons" of the Acquired Fund (as defined by the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Acquired Fund and that the interests of the shareholders in the Acquired Fund would not be diluted as a result of such transactions, and the Acquired Fund shall have delivered to the Acquiring Fund at the Closing, a certificate, executed by an officer, to the effect that the condition described in this subparagraph has been satisfied.

       8. Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

       If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquiring Fund, the Acquired Fund shall, and if any of such conditions do not exist on or before the Closing Date with respect to the Acquired Fund, the Acquiring Fund shall, at their respective option, not be required to consummate the transactions contemplated by this Agreement.

       8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Fund's Articles of Incorporation and applicable law and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund.

       8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

       8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

       8.4. The N-14 Registration Statement and the Acquiring Fund Registration Statement shall each have become or be effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

       8.5. The parties shall have received a favorable opinion of Willkie Farr & Gallagher, addressed to, and in form and substance satisfactory to, the Acquired Fund and the Acquiring Fund, substantially to the effect that for federal income tax purposes:

       (a) The transfer of all of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, and the distribution of such Acquiring Fund Shares to shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (c) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution of the Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their shares of the Acquired Fund; (d) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of their Fund shares for the Acquiring Fund Shares or upon the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (e) the aggregate tax basis for the Acquiring Fund Shares received by each of the Acquired Fund's shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Acquired Fund shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder (provided that such Acquired Fund Shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of the Acquired Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

       Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

       9.    Brokerage Fees and Expenses; Other Agreements

       9.1. The Acquiring Fund represents and warrants to the Acquired Fund, and the Acquired Fund represents and warrants to the Acquiring Fund, that there are no brokers or finders or other entities to receive any payments in connection with the transactions provided for herein.

       9.2. CSAM or its affiliates agrees to bear the reasonable expenses incurred in connection with the transactions contemplated by this Agreement, whether or not consummated (excluding extraordinary expenses such as litigation expenses, damages and other expenses not normally associated with transactions of the type contemplated by this Agreement). These expenses consist of: (i) expenses associated with preparing this Agreement, the N-14 Registration Statement and expenses of the shareholder meetings; (ii) preparing and filing the N-14 Registration Statement covering the Acquiring Fund Shares to be issued in the Reorganization; (iii) registration or qualification fees and expenses of preparing and filing such forms, if any, necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection with the Reorganization; (iv) postage; printing; accounting fees; and legal fees incurred by the Acquiring Fund and by the Acquired Fund in connection with the transactions contemplated by this Agreement; (v) solicitation costs incurred in connection with the shareholders meeting referred to in clause (i) above and paragraph 5.2 hereof and (vi) any other reasonable Reorganization expenses.

       9.3. Any other provision of this Agreement to the contrary notwithstanding, any liability of either Fund under this Agreement, or in connection with the transactions contemplated herein with respect to such Fund, shall be discharged only out of the assets of such Fund.

       10.   Entire Agreement; Survival of Warranties

       10.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

       10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

       11.   Termination

       11.1. This Agreement may be terminated at any time at or prior to the Closing Date by: (1) mutual agreement of the Acquired Fund and the Acquiring Fund; (2) the Acquired Fund in the event the Acquiring Fund shall, or the Acquiring Fund, in the event the Acquired Fund shall, materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or (3) the Acquired Fund or the Acquiring Fund in the event a condition herein expressed to be precedent to the obligations of the terminating party or parties has not been met and it reasonably appears that it will not or cannot be met within a reasonable time.

       11.2. In the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund, the Acquiring Fund or the Acquired Fund, or their respective Directors or officers, to the other party or parties.

       12.   Amendments

       This Agreement may be amended, modified or supplemented in writing in such manner as may be mutually agreed upon by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the Special Meeting of the Acquired Fund's shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund's Shareholders under this Agreement to the detriment of such shareholders without their further approval.

       13.   Notices

       13.1. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund at:

                                    466 Lexington Avenue
                                    New York, NY 10017
                                    Attention:  Hal Liebes, esq.

                  with a copy to:

                                    Rose F. DiMartino, Esq.
                                    Willkie Farr & Gallagher
                                    787 Seventh Avenue
                                    New York, NY 10019-6099

                  or to the Acquired Fund at:

                                    466 Lexington Avenue
                                    New York, NY 10017
                                    Attention:  Hal Liebes, Esq.

                  with a copy to:

                                    Rose F. DiMartino, Esq.
                                    Willkie Farr & Gallagher
                                    787 Seventh Avenue
                                    New York, NY 10019-6099

       14. Headings; Counterparts; Governing Law; Assignment; Limitation of Liability

       14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

       14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

       14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

       14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

       14.5. Notice is hereby given that this Agreement is entered into on behalf of the Acquiring Fund by an officer of the Acquiring Fund and on behalf of the Acquired Fund by an officer of the Acquired Fund, in each case in such officer's capacity as an officer and not individually. It is understood and expressly stipulated that none of the Directors, officers or shareholders of the Acquiring Fund or the Acquired Fund are personally liable hereunder.

       IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman, President or Vice President and attested to by its Secretary or Assistant Secretary.

CREDIT SUISSE JAPAN GROWTH  FUND, INC.

By:
   ----------------------------------------------------------------------------

Name:
Title:

Attestation By:
               ----------------------------------------------------------------

Name:
Title:

CREDIT SUISSE JAPAN SMALL CAP FUND, INC.

By:
  -----------------------------------------------------------------------------

Name:  Hal Liebes
Title: Vice President and Secretary

Attestation By:
               ----------------------------------------------------------------

Name:  Gregory Bressler
Title: Assistant Secretary

Solely with respect to paragraphs 4.3, 5.8 and 9.2 hereof:

CREDIT SUISSE ASSET MANAGEMENT, LLC

By:
   ----------------------------------------------------------------------------

Name:  Hal Liebes
Title: Managing Director

Attestation By:
              -----------------------------------------------------------------

Name:  Gregory Bressler
Title: Vice President

                                                                           PROXY

[X]  PLEASE MARK VOTES

     AS IN THIS EXAMPLE

                CREDIT SUISSE JAPAN SMALL CAP FUND, INC.

                              VOTE THIS CARD TODAY
          BY MAIL, BY FAX AT 1-212-269-2796, BY PHONE AT 1-800-714-3312
                     OR ON-LINE AT www.CreditSuisseFunds.com

CONTROL NUMBER:

Please be sure to sign and date this Proxy.                 Date________________

Shareholder sign here______________________  Co-owner sign here ________________


1. To approve the Agreement and Plan of Reorganization (the "Plan") providing that (i) Credit Suisse Japan Small Cap Fund, Inc. (the "Acquired Fund") would transfer to Credit Suisse Japan Growth Fund, Inc. (the "Acquiring Fund"), all of its assets in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund's liabilities,
    (ii) such shares of the Acquiring Fund would be distributed to shareholders of the Acquired Fund in liquidation of the Acquired Fund, and (iii) the Acquired Fund would subsequently be dissolved.

                 For            Against       Abstain
                 [  ]           [  ]          [  ]

The proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

Mark box at right if an address change or comment has been noted on the reverse side of this card.

RECORD DATE SHARES:

                    CREDIT SUISSE JAPAN SMALL CAP FUND, INC.


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                SPECIAL MEETING OF SHAREHOLDERS - MARCH 19, 2002

       The undersigned hereby appoints Rocco Del Guercio and Gregory Bressler, each with the power of substitution, as proxies for the undersigned to vote all shares of Credit Suisse Japan Small Cap Fund, Inc. which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund, 466 Lexington Avenue, ___ Floor, New York, New York 10017, on March 19, 2002 at [10:00 A.M.], Eastern time, and at any adjournments thereof.

       UNLESS OTHERWISE SPECIFIED IN THE BOXES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH ITEM LISTED ON THE REVERSE SIDE. A PROPERLY EXECUTED PROXY IN WHICH NO SPECIFICATION IS MADE WILL BE VOTED IN FAVOR OF THE PROPOSAL.

       PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

       NOTE: Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

----------------------------                 ----------------------------

----------------------------                 ----------------------------

----------------------------                 ----------------------------

                                     PART B

         INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

                 SUBJECT TO COMPLETION, DATED DECEMBER 5, 2001

                       STATEMENT OF ADDITIONAL INFORMATION

                              466 Lexington Avenuet
                          New York, New York 10017-3147
                                 (800) 927-2874

       RELATING TO THE ACQUISITION BY THE CREDIT SUISSE JAPAN GROWTH FUND,
                           INC. (THE "ACQUIRING FUND")


          OF THE ASSETS OF THE CREDIT SUISSE JAPAN SMALL CAP FUND, INC.
                              (THE "ACQUIRED FUND")


                              Dated: _______, 2002

       This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Acquired Fund on behalf of the Acquiring Fund, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund, of the stated liabilities of the Acquired Fund, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.

1. Statement of Additional Information for the Acquiring Fund, dated February 28, 2001.

2. Statement of Additional Information for the AcquiredFund, dated February 28, 2001.

3.   Annual Report of the Acquiring Fund for the year ended October 31, 2001

4.   Annual Report of the Acquired Fund for the year ended October 31, 2001

       This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated January ___, 2002, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

       The Annual Report of each of the Fund and the Acquiring Fund for the year ended October 31, 2001, including audited financial statements, notes to the financial statements and report of the independent auditors, are incorporated by reference herein. To obtain a copy of the Annual Reports (and any more recent semi-annual report) without charge, please call (800) 927-2874.

                         PRO FORMA FINANCIAL STATEMENTS

       The Following tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities and Schedule of Investments as of October 31, 2001 and the unaudited pro forma condensed Statement of Operations for the fiscal year ended October 31, 2001 for each of the Acquiring Fund and the Acquired Fund, as adjusted, giving effect to the Acquisition.

CREDIT SUISSE JAPAN GROWTH FUND
PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                              ACQUIRED FUND            ACQUIRING FUND

                                           CS JAPAN SMALL CAP         CS JAPAN GROWTH
                                            OCTOBER 31, 2001          OCTOBER 31, 2001    ADJUSTMENTS           PRO FORMA
                                       -----------------------   ----------------------  ------------- ---------------------------
                                           COST       VALUE         COST        VALUE                     COST             VALUE
                                           ----       -----         ----        -----                     ----             -----
ASSETS
  Investments at value                 109,846,180  73,003,578   83,944,939  54,135,629                193,791,119     127,139,207
  Receivable for fund shares sold                -      18,907            -     273,283                          -         292,190
  Cash                                           -      57,787            -      15,574                          -          73,361
  Receivable for investment sold
  unsettled                                      -           -    2,552,397   1,278,775                  2,552,397       1,278,775
  Dividends, interest and reclaims
  receivable                               103,571      99,552      101,498      97,343                    205,069         196,895
  Prepaid expenses and other assets              -      27,413                   22,732     (25,461)(a)          -          24,684
                                                  ------------              -----------                             --------------
             Total Assets                           73,207,237               55,823,336                                129,005,112
                                                  ------------              -----------                             --------------
LIABILITIES
  Payable for investments purchased
  unsettled                                      -           -    2,366,087   2,366,087                  2,366,087       2,366,087
  Advisory fee payable                           -     169,322            -      34,242                          -         203,564
  Administration fee payable                     -      11,565            -       9,394                          -          20,959
  Payable for unrealized losses on
  forward contracts                              -     629,914            -     561,398                          -       1,191,312
  Payable on forward currency contracts          -   2,633,039            -           -                          -       2,633,039
  Payable for Fund shares redeemed               -     150,033            -      25,190                          -         175,223
  Accrued expenses payable                       -     146,393            -     111,033                          -         257,426
                                                  ------------              -----------                             --------------
             Total Liabilities                       3,740,266                3,107,344                                  6,847,610
                                                  ------------              -----------                             --------------
NET ASSETS                                          69,466,971               52,715,992                                122,157,502
                                                  ============              ===========                             ==============
COMMON CLASS
  Net Assets                                        68,793,682               51,805,026     647,828                    121,246,536
  Shares outstanding                                42,600,359               10,810,521 (28,097,860)                    25,313,020
  Net assets value, offering price and
  redemption
  price per share                                         1.61                     4.79                                       4.79

ADVISOR CLASS
  Net Assets                                           673,289                  910,966    (673,289)                       910,966
  Shares outstanding                                   414,931                  193,469    (414,931)                       193,469
  Net assets value, offering price and
  redemption
  price per share                                         1.62                     4.71                                       4.71

                   See Note to Pro Forma Financial Statements

CREDIT SUISSE JAPAN GROWTH FUND
PRO FORMA COMBINED SCHEDULE OF INVESTMENTS (UNAUDITED)
AS OF OCTOBER 31, 2001

CS JAPAN SMALL CAP
--------------------------------------------------------------------
SECURITY NAME                             SHARES        MARKET VALUE
-------------                             ------        ------------
Access Co., Ltd. *                                  92       864,344
CSK Corp.                                       94,400     2,398,464
Daibiru Corp.                                   98,200       652,233
Daiwa Securities Group, Ltd.                   312,000     2,039,132
Disco Corp.                                     66,000     2,437,155
Funai Electric Co., Ltd. *                      34,000     1,902,700
Furukawa Electric Co., Ltd.                    339,000     1,955,263
Goldcrest Co., Ltd.                                400        22,614
Index Corp.                                        292     1,538,663
Intelligent Wave, Inc. *                           125     2,859,360
Internet Initiative Japan, Inc. ADR *          242,900     1,224,216
JGC Corp.                                      211,000     1,499,694
Keisei Electric Railway                        225,000       797,762
Konami Corp.                                    67,500     2,101,017

Livin' on the EDGE Co., Ltd. *                     750     1,868,796
Megachips Corp.                                 85,300     2,390,254

Mitsui Fudosan Co., Ltd.                        95,000       964,707

Nintendo Co., Ltd.                              10,400     1,604,118
Nomura Holdings, Inc.                          161,000     2,117,642
NTT DoCoMo, Inc.                                   175     2,373,269
Open Loop, Inc. *                                  120       801,928



Sega Corp. *                                   141,600     2,759,005
Seikoh Giken Co., Ltd.                          11,800       451,158
Shin-Etsu Chemical Co., Ltd.                    67,000     2,205,874
Shohkoh Fund & Co., Ltd.                        20,530     2,522,538
SMC Corp.                                       16,000     1,379,029
Softbank Corp.                                 124,900     2,673,404
Softbank Investment Corp. *                         91       237,899
Softbank Investment Corp.--New Shares              182       475,798
Sony Corp.                                      45,200     1,709,701
Sugi Pharmacy Co., Ltd.                         43,000     1,809,158

Suruga Seiki Co., Ltd.                          91,000     1,107,716
Takara Shuzo Co., Ltd.                         153,000     1,611,184
Takuma Co., Ltd.                               120,000     1,008,782
Tokyo Electron, Ltd.                            57,600     2,366,962
Tokyo Seimitsu Co., Ltd.                        68,800     1,658,102
Tokyu Corp.                                    175,000       789,183
Trans Cosmos, Inc.                              77,000     2,075,896
Trend Micro, Inc.                               83,000     1,783,342

Venture Link Co., Ltd.                          45,000     2,481,516

                                            PAR (000)
                                           -----------
SSB Euro TD 2.500%  11/01/01                     7,484     7,484,000
                                                        --------------
                                                          73,003,578
                                                        ==============

CS JAPAN GROWTH
----------------------------------------------------------------------
SECURITY NAME                             SHARES          MARKET VALUE
-------------                             ------          ------------
Access Co., Ltd. *                                  57         535,517
CSK Corp.                                       52,000       1,321,188

Daiwa Securities Group, Ltd.                   253,000       1,653,527
Disco Corp.                                     55,000       2,030,963

Furukawa Electric Co., Ltd.                    274,000       1,580,360


Intelligent Wave, Inc. *                            96       2,195,989
Internet Initiative Japan, Inc. ADR *          132,700         668,808
JGC Corp.                                      211,000       1,499,694

Konami Corp.                                    62,200       1,936,048
Kyocera Corp.                                   30,700       2,089,220


Mitsubishi Tokyo Financial Group, Inc.             214       1,590,948
Mitsui Fudosan Co., Ltd.                       122,000       1,238,887
Murata Manufacturing Co., Ltd.                  24,500       1,537,192
Nintendo Co., Ltd.                              13,300       2,051,420
Nomura Holdings, Inc.                          150,000       1,972,959
NTT DoCoMo, Inc.                                   102       1,383,277

Orix Corp.                                      28,700       2,511,147
Rohm Co., Ltd.                                  15,400       1,639,329
Sankyo Co., Ltd.                                42,000         816,633
Sega Corp. *                                   108,300       2,110,171
Seikoh Giken Co., Ltd.                          11,700         447,335
Shin-Etsu Chemical Co., Ltd.                    33,000       1,086,475
Shohkoh Fund & Co., Ltd.                        11,740       1,442,503

Softbank Corp.                                  94,000       2,012,009
Softbank Investment Corp. *                         91         237,899
Softbank Investment Corp.--New Shares              182         475,798
Sony Corp.                                      48,400       1,830,742

Sumitomo Mitsui Banking Corp.                  242,000       1,496,622

Takara Shuzo Co., Ltd.                         134,000       1,411,103

Tokyo Electron, Ltd.                            43,200       1,775,222
Tokyo Seimitsu Co., Ltd.                        53,400       1,286,957
Tokyu Corp.                                    228,000       1,028,193
Trans Cosmos, Inc.                              75,300       2,030,064
Trend Micro, Inc.                               67,000       1,439,565
UFJ Holdings, Inc.                                 359       1,601,356
Venture Link Co., Ltd.                          19,050       1,050,509


                                            PAR (000)
                                          --------------
SSB Euro TD 2.500%  11/01/01                     1,120       1,120,000
                                                          -------------
                                                            54,135,629
                                                          =============

PRO-FORMA FUND
---------------------------------------------------------------------
SECURITY NAME                            SHARES          MARKET VALUE
-------------                            ------          ------------
Access Co., Ltd. *                                149       1,399,861
CSK Corp.                                     146,400       3,719,652
Daibiru Corp.                                  98,200         652,233
Daiwa Securities Group, Ltd.                  565,000       3,692,659
Disco Corp.                                   121,000       4,468,118
Funai Electric Co., Ltd. *                     34,000       1,902,700
Furukawa Electric Co., Ltd.                   613,000       3,535,623
Goldcrest Co., Ltd.                               400          22,614
Index Corp.                                       292       1,538,663
Intelligent Wave, Inc. *                          221       5,055,349
Internet Initiative Japan, Inc. ADR *         375,600       1,893,024
JGC Corp.                                     422,000       2,999,388
Keisei Electric Railway                       225,000         797,762
Konami Corp.                                  129,700       4,037,065
Kyocera Corp.                                  30,700       2,089,220
Livin' on the EDGE Co., Ltd. *                    750       1,868,796
Megachips Corp.                                85,300       2,390,254
Mitsubishi Tokyo Financial Group, Inc.            214       1,590,948
Mitsui Fudosan Co., Ltd.                      217,000       2,203,594
Murata Manufacturing Co., Ltd.                 24,500       1,537,192
Nintendo Co., Ltd.                             23,700       3,655,538
Nomura Holdings, Inc.                         311,000       4,090,601
NTT DoCoMo, Inc.                                  277       3,756,546
Open Loop, Inc. *                                 120         801,928
Orix Corp.                                     28,700       2,511,147
Rohm Co., Ltd.                                 15,400       1,639,329
Sankyo Co., Ltd.                               42,000         816,633
Sega Corp. *                                  249,900       4,869,176
Seikoh Giken Co., Ltd.                         23,500         898,493
Shin-Etsu Chemical Co., Ltd.                  100,000       3,292,349
Shohkoh Fund & Co., Ltd.                       32,270       3,965,041
SMC Corp.                                      16,000       1,379,029
Softbank Corp.                                218,900       4,685,413
Softbank Investment Corp. *                       182         475,798
Softbank Investment Corp.--New Shares             364         951,596
Sony Corp.                                     93,600       3,540,443
Sugi Pharmacy Co., Ltd.                        43,000       1,809,158
Sumitomo Mitsui Banking Corp.                 242,000       1,496,622
Suruga Seiki Co., Ltd.                         91,000       1,107,716
Takara Shuzo Co., Ltd.                        287,000       3,022,287
Takuma Co., Ltd.                              120,000       1,008,782
Tokyo Electron, Ltd.                          100,800       4,142,184
Tokyo Seimitsu Co., Ltd.                      122,200       2,945,059
Tokyu Corp.                                   403,000       1,817,376
Trans Cosmos, Inc.                            152,300       4,105,960
Trend Micro, Inc.                             150,000       3,222,907
UFJ Holdings, Inc.                                359       1,601,356
Venture Link Co., Ltd.                         64,050       3,532,025


                                            PAR (000)
                                         --------------
SSB Euro TD 2.500%  11/01/01                    8,604       8,604,000
                                                         --------------
                                                          127,139,207
                                                         ==============

*  NON-INCOME PRODUCING SECURITIES

                 See Notes to Pro Forma Financial Statements.

CREDIT SUISSE JAPAN GROWTH FUND
PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE 12 MONTHS ENDED IN 2001 (UNAUDITED)

                                                               ACQUIRED FUND     ACQUIRING FUND
                                                                 CS JAPAN           CS JAPAN
                                                                 SMALL CAP           GROWTH
                                                                 OCTOBER 31         OCTOBER 31      ADJUSTMENTS          PRO-FORMA
                                                               -------------     --------------     -----------          ---------
INVESTMENT INCOME
   Dividends                                                         327,616            361,247               -            688,863
   Interest                                                           72,754             43,052               -            115,806
   Foreign Taxes Withheld                                            (49,142)           (54,187)              -           (103,329)
                                                                 -----------       ------------      ----------      -------------
      Total Investment Income                                        351,228            350,112               -            701,340
                                                                 -----------       ------------      ----------      -------------
EXPENSES
   Investment advisory services                                    1,298,431          1,194,481               -          2,492,912
   Distribution fees - Common Class                                  256,942            235,566           2,744  (b)       495,252
   Distribution fees - Advisor Class                                   5,488              6,660          (5,488) (b)         6,660
   Transfer agent fees                                               383,391            332,792         (43,510) (c)       672,673
   Custodian fees                                                     35,202             32,683          (5,986) (d)        61,899
   Administrative and accounting fees                                 96,865             89,844         (86,993) (e)        99,716
   Administrative services fees                                      103,875             95,558               -            199,433
   Registration fees                                                  78,956            106,083         (78,956) (f)       106,083
   Interest expense                                                   96,705            126,797         (96,705) (f)       126,797
   Legal fees                                                         40,851             38,415         (40,851) (f)        38,415
   Directors'/Trustees' fees                                          17,692             18,948         (17,692) (f)        18,948
   Audit fees                                                         25,675             24,375         (25,675) (f)        24,375
   Printing fees                                                      90,888             92,877         (90,888) (f)        92,877
   Insurance expense                                                   9,488              9,369          (9,488) (f)         9,369
   Miscellaneous Expenses                                             11,552             11,984         (11,552) (f)        11,984
                                                                 -----------       ------------      ----------      -------------
                                                                   2,552,001          2,416,432        (511,040)         4,457,393

   Less: Expenses waived and reimbursed by CSAM                     (717,902)          (732,033)        508,295  (g)      (941,640)
   Less: Expenses offset by Transfer Agent                           (13,551)            (8,796)              -            (22,347)
                                                                 -----------       ------------      ----------      -------------
     Net Expenses                                                  1,820,548          1,675,603          (2,745)         3,493,406
                                                                 -----------       ------------      ----------      -------------
Net Investment Income/(Loss)                                      (1,469,320)        (1,325,491)          2,745         (2,792,066)
                                                                 -----------       ------------      ----------      -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
   Net realized loss from investments                             (9,620,119)       (17,840,633)              -        (27,460,752)
   Net realized gain from currency related transactions            6,915,626          7,234,911               -         14,150,537
   Net change in unrealized appreciation/(depreciation) from
      investments                                                (66,862,119)       (49,596,024)              -       (116,458,143)
   Net change in unrealized appreciation/(depreciation) from
      foreign currency translations                                 (594,041)          (535,539)              -         (1,129,580)
                                                                 -----------       ------------      ----------      -------------
      Net realized and unrealized loss from investments
          and foreign currency related items                     (70,160,653)       (60,737,285)              -       (130,897,938)
                                                                 -----------       ------------      ----------      -------------
      Net Increase/(decrease) in net assets resulting
          from operations                                         71,629,973)       (62,062,776)          2,745       (133,690,004)
                                                                 ===========       ============      ==========      =============


                 See Notes to Pro Forma Financial Statements.

CREDIT SUISSE JAPAN SMALL CAP FUND
CREDIT SUISSE JAPAN GROWTH FUND
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)
OCTOBER 31. 2001

1.   BASIS OF COMBINATION

     The unaudited Pro Forma Combined Portfolio of Investments, Pro Forma Combined Statement of Assets and Liabilities and Pro Forma Combined Statement of Operations give effect to the proposed merger of The Credit Suisse Japan Small Cap Fund ("Japan Small Cap") into the Credit Suisse Japan Growth Fund ("Japan Growth"). The proposed merger will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger provides for the transfer of all or substantially all of the assets and liabilities of Japan Small Cap to Japan Growth in exchange for Japan Growth Common Class Shares. The distribution of such Japan Growth Common Class Shares to Common Class and Advisor Class shareholders of Japan Small Cap and the subsequent liquidation of Japan Small Cap. The accounting survivor in the proposed merger will be Japan Growth. This is because although Japan Small Cap has a similar investment objective to Japan Growth, the surviving fund will invest in a style that is similar to the way in which Japan Growth is currently operated.

     The pro forma combined statements should be read in conjunction with the historical financial statements of the constituent fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14.

     Japan Small Cap and Japan Growth are both, open-end, management investment companies registered under the Investment Company Act of 1940, as amended.

PRO FORMA ADJUSTMENTS:

The Pro Forma adjustments below reflect the impact of the merger between Japan Small Cap and Japan Growth.

(a) Elimination of Prepaid expenses from Japan Small Cap.

(b) To re-class Distribution fees from Japan Small Cap Common Class Shares and Adviser Class Shares to Japan Growth Common Class Shares.

(c) Adjustment based on the contractual agreement with the transfer agent for the combined fund.

(d) Adjustment based on the contractual agreements with the custodian for the combined fund.

(e) Adjustment based on the revised contractual agreement with the fund accountant/ administrator dated, February 5, 2001.

(f) Assumes elimination of duplicate charges in combination, and reflects management's estimates of combined pro-forma operations.

(g) Adjustment to decrease CSAM waiver and reduce total expense ratio.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies, which are consistently followed by Small Cap/Japan Growth in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION - Securities traded on a U.S. or foreign stock exchange, or the Nasdaq Stock Market Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the exchange the security is traded most extensively. If there is no such sale, the security is valued at the calculated mean between the last bid and asked price on the exchange. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the average between the current bid and asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions, including dividends, on foreign securities are recorded on the ex-dividend date. If such information is not available on the ex-dividend date, corporate actions are recorded as soon as reliable information is available from the Fund's sources. Realized gains and losses from security transactions are calculated on an identified cost basis.

     FEDERAL INCOME TAXES - Japan Small Cap/Japan Growth intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986 (the "Code"), as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income and net realized capital gains, if any, are declared in December.

                   THE ANNUAL REPORT, STATEMENT OF ADDITIONAL
          INFORMATION OF THE ACQUIRING FUND DATED OCTOBER 31, 2001, AND
                FEBRUARY 28, 2001, RESPECTIVELY, ARE INCORPORATED
               BY REFERENCE TO THE MOST RECENT FILINGS THEREOF BY
                         CREDIT SUISSE JAPAN GROWTH FUND

         THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, ANNUAL
                 REPORT OF THE ACQUIRED FUND DATED FEBRUARY 28,
                  2001, AND OCTOBER 31, 2001 RESPECTIVELY, ARE
              INCORPORATED BY REFERENCE TO THE MOST RECENT FILINGS
               THEREOF BY CREDIT SUISSE JAPAN SMALL CAP FUND, INC.

                                     PART C

                                OTHER INFORMATION

Item 15. Indemnification. Registrant, and officers and directors of Credit Suisse Asset Management LLC, Credit Suisse Asset Management Securities, Inc. and Registrant, are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of Registrant's Registration Statement on Form N-1A, filed on October 25, 1995.

Item 16.  Exhibits

      (1)(a) Registrant's Articles of Incorporation is incorporated by reference to Registrant's Registration Statement on Form N-1A, filed on October 15, 1995.

      (1)(b) Articles of Amendment is incorporated by reference to Post-Effective Amendment No. 2 Registrant's Registration Statement on Form N-1A, filed on February 25. 1997 (the "No.2 Amendment").

      (1)(c) Articles Supplementary is incorporated by reference to the No. 2 to Amendment.

      (1)(d) Articles of Amendment are incorporated by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A, filed on November 8, 2001 (the "No. 9 Amendment")

      (1)(e) Articles Supplementary is incorporated by reference to the No. 9 Amendment.

      (2)(a) By-Laws of the Registrant are incorporated by reference to Registrant's Registration Statement on form N-1A, filed on October 25, 1995.

      (2)(b) Amendment to the By-Laws is incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A, filed on July 1, 1996.

      (2)(c) Form of Amendment to By-Laws is incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Credit Suisse Warburg Pincus Fixed Income Fund, Inc. filed February 17, 1998 (Securities Act File No. 33-36066).

      (2)(d) Amended By-Laws dated February 5, 2001 are incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Credit Suisse Warburg Pincus International Small Company Fund, Inc., filed February 22, 2001 (Securities Act File No. 49537).

      (2)(e) Amendment to Bylaws is incorporated by reference to the No. 9 Amendment.

      (3)      Not applicable.

      (4) Form of the Agreement of the Plan of Reorganization (included as Exhibit A to Registrant's Prospectus/Proxy Statement contained in Part A of this Registration Statement).

      (5) Specimen Stock Certificate is incorporated by reference; material provisions of this exhibit substantially similar to those corresponding exhibit in Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Credit Suisse Warburg Pincus Post-Venture Capital Fund, Inc. filed on September 22, 1995 (Securities Act File No. 33-61225).

      (6) Form of the Investment Advisory Agreement is incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in the Registration Statement on Form N-14 of Credit Suisse Warburg Pincus Global Post-Venture Capital Fund, Inc., filed November 4, 1999 (Securities Act File No. 333-90341).

      (7)      Not applicable.

      (8)      Not applicable.

      (9)(a) Amendment to Custodian Agreement with State Street Bank and Trust Company, ("State Street") dated April 26, 2001, is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Credit Suisse Warburg Pincus Trust, filed on June 29, 2001 (Securities Act File No. 33-58125).

      (9)(b) Amendment to Custodian Agreement with State Street, dated May 16, 2002 is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Credit Suisse Warburg Pincus Trust, filed on June 29, 2001 (Securities Act File No. 33-58125).

      (9)(c) Amended Exhibit I to Custodian Agreement with State Street, dated May 16, 2001 is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Credit Suisse Warburg Pincus Trust, filed on June 29, 2001 (Securities Act File No. 33-58125).

      (10)(a) Distribution Agreement with Credit Suisse Asset Management Securities, Inc. ("CSAMSI") is incorporated by reference to the Registration Statement on Form N-14 of Credit Suisse Warburg Pincus Emerging Markets Fund, Inc., filed on December 27, 2000 (Securities Act File No. 333-52818).

      (10)(b) Amendment to Distribution Agreement with CSAMSI is incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of Credit Suisse Warburg Pincus European Equity Fund, Inc., filed on November 8, 2001 (Securities Act File No. 333-60225).

      (10)(c) Amended Form of Rule 18f-3 Plan dated November 12, 2001, is incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of Credit Suisse Warburg Pincus European Equity Fund, Inc., filed November 8, 2001 (Securities Act File No. 333-60225).

      (10)(d) Shareholder Services and Distribution Plan is incorporated by reference to the Registration Statement on Form N-14 of Credit Suisse Warburg Pincus Global Post-Venture Capital Fund, Inc., filed November 4, 1999 (Securities Act File No. 333-90431).

      (10)(e) Distribution Plan is incorporated by reference to the Registration Statement on Form N-14 of Credit Suisse Warburg Pincus Emerging Markets Fund, Inc., filed on December 27, 2000 (Securities Act File No. 333-52818).

      (10)(f) Class A Distribution Plan, dated October 2, 2001. is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Credit Suisse Warburg Pincus European Equity Fund, Inc., filed on November 8, 2001 (Securities Act File 333-60225).

      (11) Form of Opinion of Willkie Farr & Gallagher, counsel to the Registrant, with respect to validity of shares.

      (12) Form of Opinion of Willkie Farr & Gallagher with respect to tax matters.

      (13)(a) Form of transfer agency and Service Agreement with Boston Financial Data Services, Inc. is incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Credit Suisse Warburg Pincus International Small Company Fund, Inc., filed February 22, 2001 (Securities Act File No. 333-49537).

      (13)(b) Form of Co-Administration Agreement is incorporated by reference; material provisions of this exhibit substantially similar to those corresponding exhibit in Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Credit Suisse Warburg Pincus Post-Venture Capital Fund, Inc., filed on September 22, 1995 (Securities Act File No. 33-61225).

      (13)(c) Co-Administration Agreement with CSAMSI is incorporated by reference to the Registration Statement on Form N-14 of Credit Suisse Warburg Pincus Global Post-Venture Capital Fund, Inc., filed November 4, 1999 (Securities Act File No. 333-90431).

      (14)     Consent of PricewaterhouseCoopers, LLP.*

      (15)     Not applicable.

-----------------------------
* To be filed by amendment

      (16) Powers of Attorney (included on signature page to this Registration Statement).

      (17)(a) Form of Proxy Card (included as an exhibit to Registrant's Prospectus/Proxy Statement contained in Part A of this Registration Statement).

      (17)(b) Prospectuses and Statement of Additional Information, dated February 28, 2001 of the Registrant are incorporated herein by reference to Registrant's Registration Statement on Form N-14, filed on November 30, 2001.

      (17)(c) Prospectuses and Statement of Additional Information, dated February 28, 2001 are of Credit Suisse Warburg Pincus Japan Small Cap Fund, Inc. are incorporated herein by reference to Registrant's Registration Statement on Form N-14, filed November 30, 2001.

      (17)(d) Annual Report of the Registrant for the fiscal year ended October 31, 2001 is incorporated herein by reference

      (17)(e) Annual Report of Credit Suisse Warburg Pincus Japan Small Cap Fund, Inc., for the fiscal year ended October 31, 2001 is incorporated by reference.

      (17)(f) Form of Purchase Agreement is incorporated by reference; material provisions of this exhibit substantially similar to those of the corresponding exhibit in Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Credit Suisse Warburg Pincus Post-Venture Capital Fund, Inc., filed on September 22, 1995 (Securities Act File No. 33-61225).

      (17)(g) Form of Purchase Agreement is incorporated by reference to the No. 9 Amendment.

Item 17. Undertakings.

      (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.15c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

       As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 5th day of December, 2001 .

                                              CREDIT SUISSE WARBURG PINCUS JAPAN
                                              GROWTH FUND, INC.


                                              By: /s/ James P. McCaughan
                                                  ----------------------
                                              James P. McCaughan
                                              Chairman (Chief Executive Officer)


                                POWER OF ATTORNEY

       Each person whose signature appears below, hereby makes, constitutes and appoints each of Hal Liebes and Michael A. Pignataro, with full power to act without the other, as his agent and attorney-in-fact for the purpose of executing in his name, in his capacity as a Director of the Credit Suisse Warburg Pincus Japan Growth Fund, Inc., this registration statement on Form N-14 (including amendments thereto) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.


       Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:


SIGNATURE                                       TITLE                                 DATE
----------                                      -----                                 ----
/s/William W. Priest                            Director                              December 5, 2001
--------------------------------
   William W. Priest

/s/ James P. McCaughan                          Chairman (Chief Executive             December 5, 2001
--------------------------------                Officer)
James P. McCaughan

/s/Michael A. Pignataro                         Treasurer and Chief Financial         December 5, 2001
--------------------------------                Officer
   Michael A. Pignataro

/s/Richard H. Francis                           Director                              December 5, 2001
--------------------------------
   Richard H. Francis

/s/Jack W. Fritz                                Director                              December 5, 2001
--------------------------------
   Jack W. Fritz

/s/Jeffrey E. Garten                            Director                              December 5, 2001
--------------------------------
Jeffrey E. Garten

                                       C-5

/s/James S. Pasman, Jr.                         Director                              December 5, 2001
--------------------------------
   James S. Pasman, Jr.

/s/Steven N. Rappaport                          Director                              December 5, 2001
--------------------------------
   Steven N. Rappaport

/s/Peter F. Krogh                               Director                              December 5, 2001
--------------------------------
   Peter F. Krogh

               INDEX TO EXHIBITS


EXHIBIT NO.    DESCRIPTION OF EXHIBIT
-----------    ----------------------
(11)           Opinion of Willkie Farr & Gallagher, counsel to the Registrant, with respect to validity of shares.


(12) Form of Opinion of Willkie Farr & Gallagher with respect to tax matters.